      As filed with the Securities and Exchange Commission on June 5, 1998


                     Registration Nos. 2-95973 and 811-4236

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-lA
                                                                   ---
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                                                  ---


                                                        ---
                      POST-EFFECTIVE AMENDMENT NO. 44 / X /
                                                      ---


                                       and
                                                                   ---
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT / X /
                                                                  ---

                                    OF 1940

                                               ---
                             AMENDMENT NO. 45 / X /
                                              ----

                                THE ONE GROUP(R)
               (Exact Name of Registrant as Specified in Charter)

                              1111 POLARIS PARKWAY
                                 P.O. BOX 710211
                            COLUMBUS, OHIO 43271-0211
                   (Address of Principal Executive Offices)

                                 (800) 480-4111
                         (Registrant's Telephone Number)

                                 MARK S. REDMAN
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     (Name and Address of Agent for Service)


                                   Copies To:

Alan G. Priest, Esquire                       Jessica K. Ditullio, Esquire
Ropes & Gray                                  BANC ONE CORPORATION
One Franklin Square                           100 East Broad Street, 18th Fl.
1301 K Street, N.W., Suite 800E               Columbus, Ohio  43271-0158
Washington, D.C.  20005

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

          Immediately upon filing pursuant to paragraph (b)
     --

          on (date) pursuant to paragraph (b)
     --

          60 days after filing pursuant to paragraph (a)(1)
     --

          on (DATE) pursuant to paragraph (a)(1)
     --

     X    75 days after filing pursuant to paragraph (a)(2)
     --


          on (DATE) pursuant to paragraph (a)(2) of Rule 485.
     --

If appropriate, check the following box:

           post-effective amendment designates a new effective date for a
      --
           previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. Rule 24f-2 Notice for the Registrant's fiscal year ending June 30, 1997 was filed on August 28, 1997.

                                THE ONE GROUP(R)

                              CROSS REFERENCE SHEET

Form N-1A Part A Item                                                  Prospectus Caption
---------------------                                                  ------------------

1.       Cover Page  . . . . . . . . . . . . . . . . . .               Cover Page

2.       Synopsis  . . . . . . . . . . . . . . . . . . .               About the Fund

3.       Financial Highlights  . . . . . . . . . . . . .               Inapplicable

4.       General Description                                           About the Fund, More About the
           of Registrant . . . . . . . . . . . . . . . .               Fund, How To Do Business with The One
                                                                       Group(R); Details About the Fund's Investment
                                                                       Practices and Policies

5.       Management of the Fund  . . . . . . . . . . . .               About the Fund; More About the Fund;
                                                                       Organization & Management of the Fund

6.       Capital Stock and Other                                       About the Fund; Shareholder
           Securities  . . . . . . . . . . . . . . . . .               Information

7.       Purchase of Securities                                        How To Do Business with
           Being Offered . . . . . . . . . . . . . . . .               The One Group(R), Organization &
                                                                       Management of the Fund

8.       Redemption or Repurchase  . . . . . . . . . . .               How To Do Business with
                                                                       The One Group(R)

9.       Pending Legal Proceedings . . . . . . . . . . .               Inapplicable

                                                                       STATEMENT OF ADDITIONAL
                                                                       INFORMATION
FORM N-1A PART B ITEM                                                  CAPTION
---------------------                                                  -------

10. Cover Page                                                         Cover Page

11. Table of Contents                                                  Table of Contents

12. General Information and History                                    The Trust; Additional Information -
                                                                       Description of Shares

13. Investment Objective and Policies                                  Investment Objectives and Policies

14. Management of the Fund                                             Management of the Trust

15. Control Persons and Principal                                      N/A
      Holders of Securities

16. Investment Advisory and Other
         Services                                                      Management of the Trust

17. Brokerage Allocation                                               Management of the Trust - Portfolio
                                                                       Transactions

18. Capital Stock and Other Securities                                 Valuation; Additional
                                                                       Information Regarding the Calculation
                                                                       of Per Share Net Asset Value;
                                                                       Additional Purchase and
                                                                       Redemption Information;
                                                                       Additional Information

19. Purchase, Redemption and Pricing of                                Valuation; Additional
Securities Being Offered                                               Information Regarding the Calculation
                                                                       Per Share Net Asset Value;
                                                                       Additional Purchase and Redemption
                                                                       Information; Management of the
                                                                       Trust

20. Tax Status                                                         Investment Objectives and Policies -
                                                                       Additional Tax Information Concerning the
                                                                       Fund

21. Underwriters                                                       Management of the Trust - Distributor

22. Calculation of Performance Data                                    Additional Information - Calculation of
                                                                       Performance Data

23. Financial Statements                                               New Fund -- None Available


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     Part A

Part A of Post Effective Amendment 43 (filed August 29, 1997) to the Trust's Registration Statement of Form N1-A for The One Group U.S. Treasury Securities Money Market Fund, The One Group Prime Money Market Fund, The One Group Municipal Money Market Fund, The One Group Ohio Municipal Money Market Fund, The One Group Income Equity Fund, The One Group Disciplined Value Fund, The One Group Growth Opportunities Fund, The One Group Equity Index Fund, The One Group International Equity Index Fund, The One Group Large Company Value Fund, The One Group Large Company Growth Fund, The One Group Asset Allocation Fund, The One Group Value Growth Fund, The One Group Small Capitalization Fund, The One Group Income Bond Fund, The One Group Limited Volatility Bond Fund, The One Group Intermediate Bond Fund, The One Group Treasury & Agency Fund, The One Group Government Bond Fund, The One Group Ultra Short-Term Income Fund, The One Group Intermediate Tax-Free Bond Fund, The One Group Municipal Income Fund, the Ohio Municipal Bond Fund, The One Group Texas Tax-Free Bond Fund, The One Group West Virginia Municipal Bond Fund, The One Group Kentucky Municipal Bond Fund, The One Group Arizona Municipal Bond Fund, The One Group Louisiana Municipal Bond Fund, The One Group Treasury Money Market Fund, The One Group Treasury Only Money Market Fund, The One Group Government Money Market Fund, The One Group Tax Exempt Money Market Fund, The One Group Institutional Prime Money Market Fund, The One Group Investor Growth Fund, The One Group Investor Growth & Income Fund, The One Group Investor Aggressive Growth Fund, The One Group Investor Fixed Income Fund, The One Group Investor Conservative Growth Fund, and The One Group Investor Balanced Fund is incorporated herein by reference.

                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 480-4111

                                 August 19, 1998


                      THE ONE GROUP(R) HIGH YIELD BOND FUND

THIS PROSPECTUS DESCRIBES A MUTUAL FUND WHICH SEEKS A HIGH LEVEL OF CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH YIELD, HIGH RISK DEBT SECURITIES. CAPITAL APPRECIATION IS A SECONDARY OBJECTIVE. THE FUND MAY INVEST UP TO 100% OF ITS TOTAL ASSETS IN HIGH YIELD BONDS AND SIMILAR LOWER RATED AND UNRATED SECURITIES. HIGH YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") ARE CONSIDERED TO BE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. BECAUSE OF THE RISK, THE FUND IS INTENDED AS A LONG TERM INVESTMENT AND IS NOT AN APPROPRIATE INVESTMENT FOR ALL INVESTORS. THE INFORMATION IN THIS PROSPECTUS IS IMPORTANT. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST AND SAVE IT FOR FUTURE REFERENCE.

                    PLEASE REMEMBER THAT SHARES OF THE FUND:

         X ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES
         X  ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
            CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY
         X  INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE
            PRINCIPAL AMOUNT INVESTED


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   PROSPECTUS

TABLE OF CONTENTS

A BRIEF PREVIEW OF THE FUND
ABOUT THE FUND
MORE ABOUT THE FUND
         Special Risk Considerations
HOW TO DO BUSINESS WITH THE ONE GROUP
         Purchasing Fund Shares
         Sales Charges
         Sales Charge Reductions and Waivers
         Exchanging Fund Shares
         Redeeming Fund Shares
SHAREHOLDER INFORMATION
         Voting Rights
         Dividend Policies
         Tax Treatment of the Fund
         Tax Treatment of Shareholders
         Shareholder Inquiries
ORGANIZATION & MANAGEMENT OF THE FUND
         The Fund
         The Board of Trustees
         The Advisor
         The Sub-Advisor
         The Distributor
         The Administrator and Sub-Administrator
         The Transfer Agent, Custodian and Sub-Custodian
DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES
         Investment Practices
         Investment Risks
         Investment Policies
APPENDIX: DESCRIPTION OF RATINGS

A BRIEF PREVIEW OF THE FUND

WHAT ARE THE GOALS OF THE ONE GROUP HIGH YIELD BOND FUND? The Fund seeks a high level of current income by investing in a diversified portfolio of high yield, high risk debt securities (commonly known as "junk bonds"). Capital appreciation is a secondary objective. Please read about the Fund before investing.

WHAT IS THE FUND'S INVESTMENT STRATEGY? The Fund normally will invest at least 80% of its total assets in bonds and debt securities that are rated below investment grade or that are unrated, although the Fund may invest up to 100% of its total assets in such securities. Up to 20% of the Fund's total assets may be invested in other types of securities, including investment grade debt securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? The Fund invests primarily in junk bonds, i.e., debt securities which are rated below investment grade and that are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market prices of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long term investment program for persons who are able and willing to assume a high degree of risk. For more information about risks, please read "More About the Fund," "Special Investment Risks" and "Investment Risks."

WHAT CLASSES OF SHARES ARE AVAILABLE? The Fund currently offers four classes of
Shares: Class A, Class B, Class C and Fiduciary Class. Class A, Class B and Class C shares are offered to the general public. Fiduciary Class shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. Fiduciary Class shares are not available to Individual Retirement Accounts ("IRA"). The section called "How To Do Business With The One Group" provides more information.

HOW DO I PURCHASE AND REDEEM SHARES? You may buy and redeem shares of the Fund on any day that the Fund is open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

HOW ARE DIVIDENDS PAID? Generally, dividends are declared on each business day and are distributed on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

WHO MANAGES THE FUND? Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. Banc One High Yield Partners, LLC ("Banc One Partners") serves as Sub-Advisor to the Fund. The Sub-Advisor's fees are paid by Banc One Investment Advisors. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary." Additional information regarding the Sub-Advisor is located in the Prospectus under the heading "The Sub-Advisor."

THE ONE GROUP HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE: The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

INVESTMENT STRATEGY: The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund's weighted average maturity will normally range between five and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

PORTFOLIO SECURITIES: The Fund normally invests at least 80% of the Fund's total assets in debt securities, loan participations, convertible securities and preferred stock which are rated below investment grade or unrated, although the Fund may invest up to 100% of the Fund's total assets in such securities. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds," "below investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.), and are considered to be speculative. The Fund also may invest up to 20% of its total assets in other securities, including investment grade debt securities. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

RISK CONSIDERATIONS: The Fund invests in debt securities which are considered speculative. While these securities generally provide a higher yield than higher rated debt securities, they are subject to a greater degree of risk. Issuers of these securities may include highly leveraged, less creditworthy companies or financially distressed firms. The credit quality of these securities can change suddenly and unexpectedly. Before you invest, please read "More About the Funds", "Special Investment Risks", and "Investment Risks."

FUND MANAGEMENT: Banc One Partners serves as sub-advisor to the Fund. Banc One Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. Anthony L. Longi, Jr., an officer of Banc One Partners, is the Manager of the Fund. As an officer of Pacholder Associates, Inc., Mr. Longi has served as portfolio manager of the Pacholder Fund, Inc. since 1994 and as a high yield research analyst since 1987.

--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES

                                                                                                     Fiduciary
SHAREHOLDER TRANSACTION EXPENSES(1)                         Class A      Class B       Class C       Class
                                                            -------      -------       -------       -----
  Maximum Sales Charge Imposed on Purchases                  4.50%         none         none          none
    (as a percentage of offering price)
  Maximum Contingent Deferred Sales Charge                    none(2)     5.00%        1.00%          none
    (as a percentage of original purchase price
     or redemption proceeds, as applicable)
  Redemption Fees                                             none         none         none          none
  Exchange Fees                                               none         none         none          none
ANNUAL OPERATING EXPENSE
(as a percentage of average daily net assets)
  Investment Advisory Fees (after fee waiver)(3)              .60%         .60%         .60%           .60%
  12b-1 Fees (after fee waiver)(4)                            .25%         .90%         .90%           none
  Other Expenses (after fee waiver)                           .35%         .35%         .35%           .35%
  Total Fund Operating Expenses (after fee waivers)(5)       1.20%        1.85%        1.85%           .95%


(1) If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $7.00 charge is deducted from redemption amounts paid by wire.

(2)      Except for purchases of $1 million or more. Please see "Sales Charges."

(3) Without the fee waiver, Investment Advisory Fees would be .75% for all classes of shares.

(4) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares and 1.00% for Class B and Class C shares.

(5) Without the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.80% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares and 1.45% for Fiduciary Class shares.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                                                    1 YEAR          3 YEARS             5 YEARS         10 YEARS
                                                    ------          -------             -------         --------
Class A                                              $57             $81                 $108             $184
Class A (without fee waiver)                         $59             $89                 $121             $211
Class B                                              $69             $88                 $120             $200
Class B (without fee waiver)                         $71             $96                 $133             $227
Class C                                              $29             $58                 $100             $217
Class C (without fee waiver)                         $31             $66                 $113             $243
Fiduciary Class                                      $10             $30                  $53             $117
Fiduciary Class (without fee waiver)                 $11             $35                  $61             $134

Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                                                    1 YEAR          3 YEARS             5 YEARS         10 YEARS
                                                    ------          -------             -------         --------
Class A                                              $57             $81                 $108             $184
Class A (without fee waiver)                         $59             $89                 $121             $211
Class B                                              $19             $58                 $100             $200
Class B (without fee waiver)                         $21             $66                 $113             $227
Class C                                              $19             $58                 $100             $217
Class C (without fee waiver)                         $21             $66                 $113             $243
Fiduciary Class                                      $10             $30                  $53             $117
Fiduciary Class (without fee waiver)                 $11             $35                  $61             $134

Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

This section normally would include Financial Highlights for the Fund. Because the Fund will not begin operations until after August 19, 1998, there are no Financial Highlights for the Fund.

MORE ABOUT THE FUND

WHEN THE PROSPECTUS REFERS TO "BONDS," WHAT TYPES OF INVESTMENTS ARE INCLUDED?

Bonds include debt instruments with maturities of one year or more issued by the U.S. Treasury, U.S. government agencies, corporations, and foreign entities, as well as mortgage related securities, asset-backed securities, stripped government securities and zero coupon obligations.

PORTFOLIO QUALITY

The Fund normally invests 80% of its total assets in securities which are rated below investment grade (i.e., securities in the fifth or lower rating categories) or unrated securities of comparable quality, although the Fund may invest up to 100% of its total assets in such securities. The Fund also may invest up to 20% of its total assets in investment grade securities (i.e., securities in one of the top four rating categories). Please read "Special Risk Considerations" and "High Yield/Junk Bonds" for more information. If securities are unrated, Banc One Investment Advisors or Banc One Partners will determine whether it is an investment grade security. Banc One Investment Advisors or Banc One Partners will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors or Banc One Partners will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

SPECIAL RISK CONSIDERATIONS

HIGH YIELD/JUNK BONDS: The Fund invests in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

         GREATER RISK OF LOSS. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund may also incur additional expenses in seeking recovery from the issuer.

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

         VALUATION DIFFICULTIES. It is more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Fund's investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Fund's investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

         LIQUIDITY. There may be no established secondary or public market for the Fund's investments. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

         HIGH YIELD BOND MARKET. Unlike investment grade securities (including securities which were investment grade when issued but have fallen below investment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future default rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

         CREDIT QUALITY. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Fund will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Partners' independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Appendix for additional information). Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Fund's investment objectives will be more dependent on Banc One Partners' credit analysis than would be the case if the Fund were investing in higher rated securities. The Fund may seek to hedge investments through transactions in options, futures contracts and related options. The Fund also may use swap agreements to further manage exposure to lower rated securities.

         EXPERIENCE OF ADVISOR AND SUB-ADVISOR. The portfolio manager of the Fund has been responsible for the day-to-day management of the Pacholder Fund, Inc. since 1994. The Pacholder Fund, Inc. is a closed end fund that invests primarily in high risk, high yield securities. Open-end investment companies, like the Fund, are subject to different regulatory requirements than closed-end funds such as the Pacholder Fund, Inc. Banc One Partners, Banc One Investment Advisors and the portfolio manager do not have experience in managing an open-end investment company (like the Fund) that primarily invests in high yield, high risk bonds.

FIXED INCOME SECURITIES: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, the value of the Fund's investments generally declines if interest rates rise. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they are also subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

DERIVATIVES: The Fund may invest in securities that are considered to be derivatives. These securities may be more volatile than other investments. These include:

-    options, futures contracts, and options on futures contracts
- mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and stripped mortgage-backed securities (IOs and POs)
-    asset-backed securities
-    swap, cap and floor transactions
-    new financial products
-    structured instruments
-    mortgage dollar rolls
-    Inverse floating rate instruments

Derivatives may be riskier than traditional investments.

HOW TO DO BUSINESS WITH THE ONE GROUP

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES? You may purchase Fund shares from the following sources:

-    The One Group Services Company, and
- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?

- Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and the following holidays:
     New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.
- Purchase requests received by The One Group Services Company before 4 p.m. Eastern Standard Time ("EST"), will be effective that day.
- Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. EST
     (i) on the business day after the order is placed if you are buying Fiduciary Class shares, and (ii) on the third business day if you are purchasing Class A, Class B or Class C shares.
- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.
- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the order.
- Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY? The One Group offers the following classes of shares:

-    Class A, Class B and Class C shares are available to the general public.
- Fiduciary Class shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."
- If you intend to hold your shares six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.

The One Group Fund Direct IRA. The One Group offers a retirement plan, which allows participants to defer taxes while their retirement savings grow. Call The One Group Services Company at 1-800-480-4111 for an IRA Adoption Agreement.


HOW MUCH DO SHARES COST?

-    Shares are sold at net asset value ("NAV") plus a sales charge, if any.
- Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.
- NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.
- The Fund's NAV changes every day. NAV is calculated each business day at 4:00 p.m. EST.

HOW DO I OPEN AN ACCOUNT?
1.   Read the prospectus carefully.

2.   Decide how much you want to invest.
     - The minimum initial investment for the Fund is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).
         -     Subsequent investments for the Fund must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).
         -     You may purchase no more than $250,000 of Class B shares at one time.
         -     The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

                State Street Bank and Trust Company
                c/o The One Group
                P.O. Box 8528
                Boston, MA 02266-8528


     Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (YOUR NAME)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from the Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE? Yes, simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.
- Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), or authorize a bank transfer or initiate a wire transfer.
- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.
- You may revoke your right to make purchases by telephone or by sending a letter to:

                State Street Bank and Trust Company
                c/o The One Group
                P.O. Box 8528
                Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS? Yes. After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

-    Select the "Systematic Investment Plan" option on the Account
     Application Form.
- Provide the necessary information about the bank account from which your investments will be made.
- Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.
- The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.
- You may revoke your right to make purchases by telephone or by sending a letter to:

                               State Street Bank and Trust Company
                               c/o The One Group
                               P.O. Box 8528
                               Boston, MA 02266-8528

CONVERSION FEATURE.
-    Your Class B shares automatically convert to Class A after eight years.
- Conversion periods are measured from the end of the month in which the Class B shares were purchased.
- After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.
- You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any tax.
- Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class
     A shares; however, the dollar value will be the same.
- If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together for purposes of calculating the eight year time period.


SALES CHARGES

The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from two sources: sales charges and 12b-1 fees. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise.

CLASS A SHARES. If you buy Class A shares, the following table shows the amount of sales charge and the commissions paid to Shareholder Servicing Agents.

                                    Sales Charge as a %       Sales Charge as a %         Commission as a %
     Amount of Purchase             of the Offering Price     of Your Investment          of Offering Price
     ------------------             ------------------------- --------------------       -------------------
     Less than $100,000                  4.50%                    4.71%                      4.05%
     $100,000-$249,999                   3.50%                    3.63%                      3.05%
     $250,000-$499,999                   2.50%                    2.56%                      2.05%
     $500,000-$999,999                   2.00%                    2.04%                      1.60%
     $1,000,000*                         0.00%                    0.00%                      0.00%

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

CLASS B SHARES. Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B shares before the sixth anniversary of purchase, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

                                           CDSC as a % of Dollar
     Years Since Purchase                Amount Subject to Charge
     --------------------                ------------------------
           0-1                                 5.00%
           1-2                                 4.00%
           2-3                                 3.00%
           3-4                                 3.00%
           4-5                                 2.00%
           5-6                                 1.00%
           more than 6                         None

The One Group Services Company pays a commission of 4.00% of the original purchase to Shareholder Servicing Agents who sell Class B shares of the Fund.

CLASS C SHARES: Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

                                     CDSC as a % of Dollar

     Years Since Purchase           Amount Subject to Charge
     --------------------           ------------------------
           0-1                                 1.00%
           After first year                    None

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.


How the CDSC is Calculated
- The Fund assumes that all purchases made in a given month were made on the first day of the month.
- The CDSC is based on the current market value or the original cost of the shares, whichever is less.
- A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.
- To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.

12b-1 FEES. 12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

-    The 12b-1 fees vary by share class as follows:

     1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.
     2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .90%. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.
     3. There are no 12b-1 fees for Fiduciary Class shares.
- 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.
- The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution.
- The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. There are several ways you can reduce the sales charges you pay on Class A shares:

1. RIGHT OF ACCUMULATION: You may add the market value of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. LETTER OF INTENT: With an initial investment of $2,000, you may purchase Class A shares of one or more Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your Fund application, or contact your Shareholder Servicing Agent. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE. No sales charge is imposed on Class A shares of the Fund if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.
2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.
3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:
     -   The One Group.
     -   BANC ONE CORPORATION and its subsidiaries and affiliates.
     -   The One Group Services Company and its subsidiaries and affiliates.
     -   State Street Bank and Trust Company and its subsidiaries and affiliates.
     - Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.
     - An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.
4.   Bought by:
     - Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.
     - Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.
     - Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."
     - Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.
5. Bought with proceeds from the sale of Fiduciary Class shares of a Fund of The One Group or acquired in an exchange of Fiduciary Class shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.
6. Bought with proceeds from the sale of shares of a mutual fund for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.
7. Bought in an Individual Retirement Account with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.
8.   Bought with assets of The One Group.
9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE. No sales charge is imposed on redemptions of Class B shares of the Fund:

1.   Provided that you withdraw no more than 10% of the account value annually.
2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.
3. If you are the shareholder, or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax
     Code), but only if the redemption is made within one year of death or disability.
4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.
5. In connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.
6.   Acquired in exchange for Class B shares of other Funds of The One Group.

WAIVER OF THE CLASS C SALES CHARGE. No sales charge is imposed on redemptions of Class C shares of the Fund:

1.   Provided that you withdraw no more than 10% of the account value annually.

2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.
3. If you are the shareholder, or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax
     Code), but only if the redemption is made within one year of such death or disability.
4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.
5. In connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.
6.   Acquired in exchange for Class C shares of other Funds of The One Group.
7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, waives the commission it would otherwise be paid.

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance of the purchase. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?  You may make the following exchanges:

- Fiduciary Class shares of the Fund may be exchanged for Class A shares of the Fund or for Class A or Fiduciary Class shares of another Fund of The One Group.
- Class A shares of the Fund may be exchanged for Fiduciary Class shares of the Fund or for Class A or Fiduciary Class shares of another Fund of The One Group, but only if you are eligible to purchase those shares.
- Class B shares of the Fund may be exchanged for Class B shares of another Fund of The One Group.
- Class C shares of the Fund may be exchanged for Class C shares of another Fund of The One Group.

The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED? Exchanges are processed the same business day they are received, provided:
-    State Street Bank and Trust Company receives the request by 4:00 p.m., EST.
- You have provided The One Group with all of the information necessary to process the exchange.
- You have received a current prospectus of the Fund or Funds in which you wish to invest.
-    You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE? Generally, you will not pay a sales charge on an exchange. However:
- You will pay a sales charge if you own Fiduciary Class shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).
- You will pay a sales charge if you bought Class A shares of a Fund of The One Group:
     1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.
     2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.
- If you exchange Class B or Class C shares of the Fund, you will not pay a sales charge the time of the exchange, however:
     1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.
     2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?  Generally:
-    An exchange between classes of shares of the same Fund is not taxable.
- An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.
-    You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES? Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:
- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.
- Exchange activity is excessive if it exceeds two substantive exchange redemptions (within 30 days of each other) within a twelve month period.
- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will be disruptive to efficient portfolio management.

Redeeming Fund Shares

WHEN CAN I REDEEM SHARES?

- You may redeem all or some of your shares on any day that the Fund is open for business.

- Redemption requests received by The One Group Services Company before 4 p.m. EST, will be effective that day.

HOW DO I REDEEM SHARES?

- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or State Street Bank and Trust Company at the following address:

         The One Group
         c/o  State Street Bank and Trust Company
         P.O. Box 8528
         Boston, MA 02266-8528

-    All requests for redemptions from IRA accounts must be in writing.
- You may request redemption forms by calling The One Group Services Company at (800) 480-4111.
- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:
     1.  the redemption is for $50,000 worth of shares or less;
     2.  the redemption is payable to the shareholder of record; and
     3. the redemption check is mailed to the shareholder at the record address.
- On the Account Application Form, you may elect to have the redemption proceeds mailed or wired to:
     1.  a designated commercial bank (there is no charge for this service); or
     2.  State Street Bank and Trust Company or your Shareholder Servicing
         Agent.
- Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?
- If you own Class A and Fiduciary Class shares and the Fund receives your redemption request by 4:00 p.m. EST, you will receive that day's NAV.
- If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. EST, you will receive that day's NAV, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE? Yes, if you selected this option on your Account Application Form.
- Call your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your redemption request.
- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.
- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.
- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.
-    REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS? If you have an account value of at least $10,000 you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

-    Select the "Systematic Withdrawal Plan" option on the Account Application
     Form.
-    Specify the amount you wish to receive and the frequency of the payments.
-    You may designate a person other than yourself as the payee.
-    There is no charge for this service.
-    If you select this option, please keep in mind that:
     1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.
     2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.
     3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan. These payments may be less than $100 each.
     4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
-    All redemptions will be for cash.
- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.
- Because of the high cost of handling small investments, The One Group will automatically redeem shares in accounts which, because of shareholder redemptions, have values of less than $1,000. No sales charges will be assessed and you will be given 60 days to make additional investments in the Fund to increase the value of your account to at least $1,000.
- The One Group may suspend your ability to redeem, or will redeem your shares involuntarily, when it seems appropriate to do so in light of its responsibilities under the Federal securities laws. The Statement of Additional Information offers more details about this process.


SHAREHOLDER INFORMATION

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS: The Fund generally declares dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for the Fund are distributed at least annually.

Dividends payable on Fiduciary Class shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DIVIDEND REINVESTMENT: You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES: Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

TAX TREATMENT OF THE FUND

TAX STATUS OF THE FUND: The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies, it will pay no federal income tax on the earnings it distributes to shareholders.

TAX TREATMENT OF SHAREHOLDERS

TAXATION OF SHAREHOLDER TRANSACTIONS: A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

TAXATION OF ZERO-COUPON SECURITIES: The Fund may acquire certain securities issued with original issue discount (including zero-coupon securities). Current Federal tax requires that a holder (such as the Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if the Fund receives no payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, the Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Partners will select which securities to sell and the Fund may realize a gain or loss from those sales. In the event the Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

TAXATION OF DISTRIBUTIONS: The Fund will distribute substantially all of its net investment income (including net short-term capital gains) on at least an annual basis. Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income will be taxable as ordinary income and dividends from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

TAXATION OF RETIREMENT PLANS: Distributions by the Fund to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received the shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION: The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

BOX: REPORTING: No later than September and March you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

ORGANIZATION & MANAGEMENT OF THE FUND

THE FUND: The Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. The Fund described in this prospectus is diversified. The other Funds are described in separate prospectuses. The Fund is supervised by the Board of Trustees.

THE BOARD OF TRUSTEES: The Trustees oversee the management and administration of the Fund. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of The One Group.

THE ADVISOR: Banc One Investment Advisors reviews and supervises the Fund's investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1997, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $52 billion in assets. For its services, Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, equal to .75% of the Fund's daily net assets. Banc One Investment Advisors has agreed to waive part of its fee. The fee waiver is voluntary and may be terminated at any time.

THE SUB-ADVISOR: Banc One Partners, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211, makes the day-to-day investment decisions of the Fund and administers the Fund's investment program, subject to supervision by Banc One Investment Advisors and the Trustees. Banc One Partners was formed in June, 1998 to provide investment advisory services related to high yield, high risk investments to the Fund and other advisory clients. Banc One Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. For its services, Banc One Partners is entitled to a fee, which is calculated daily and paid monthly, equal to .70% of the Fund's average daily net assets. Banc One Investment Advisors pays Banc One Partner's fee. Banc One Partners has agreed to waive part of its fee. The fee waiver is voluntary and may be terminated at any time. (See "Shareholders Expenses").

THE DISTRIBUTOR: The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Fund and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR: The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory reporting and compliance. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some One Group Funds are not included in the calculations.

Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN: State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Fund's custodian, State Street holds the Fund's assets, settles all portfolio trades and assists in calculating the Fund's net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Fund's securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee paid by the Fund for this service.

DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Most of the Fund's investments will be high yield, high risk securities. The special risks associated with such securities are described in Special Risk Considerations. In addition, the high yield, high risk, fixed income securities are subject to the ordinary risks that impact fixed income securities. In general, fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information and Special Risk Considerations. Following the table is a more complete discussion of risk.


Instrument                                                                                         Risk Type
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and CUBES.                                 Market

TREASURY RECEIPTS: TRS, TIGRS, and CATS.                                                           Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the      Market
U.S. Government.  These include Ginnie Mae, Fannie Mae, and Freddie Mac.                           Credit

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                            Market
                                                                                                   Credit
                                                                                                   Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.      Liquidity
                                                                                                   Credit
                                                                                                   Market

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return        Credit
the security to the seller at an agreed upon price on an agreed upon date.                         Market
This is treated as a loan.                                                                         Liquidity

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous commitment to            Market
buy the security back at an agreed upon price on an agreed upon date.  This is treated as a        Leverage
borrowing by the Fund.

SECURITIES LENDING: The lending of up to 331/3% of the Fund's total assets.  In return, the        Credit
Fund will receive cash, other securities, and/or letters of credit as collateral.                  Market
                                                                                                   Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or contract to purchase securities        Market
at a fixed price for delivery at a future date.                                                    Leverage
                                                                                                   Liquidity


INVESTMENT COMPANY SECURITIES: Shares of other mutual funds, including money market funds          Market
of The One Group and shares of other investment companies for which Banc One Investment
Advisors serves as investment advisor or administrator. Banc One Investment Advisors will waive certain fees investment when investing in funds for which it serves as advisor.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.                     Market
                                                                                                   Credit

CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates                Management
the seller of the option to sell, a security at a specified price.  A put option gives             Liquidity
the buyer the right to sell, and obligates the seller of the option to buy, a security             Credit
at a specified price.  The Fund will sell covered call and secured put options.                    Market
                                                                                                   Leverage

FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a            Management
specified amount of a specified security, class of securities, or an index at a specified          Market
time in the future at a specified price.                                                           Credit
                                                                                                   Liquidity
                                                                                                   Leverage

REAL ESTATE INVESTMENT TRUSTS ("REITS"):  Pooled investment vehicles which invest primarily        Liquidity
in income producing real estate or real estate related loans or interest.                          Management
                                                                                                   Market
                                                                                                   Pre-payment
                                                                                                   Tax
                                                                                                   Regulatory

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a                  Credit
commercial bank.  Maturities are generally six months or less.                                     Liquidity
                                                                                                   Market

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations         Credit
and other entities.  Maturities generally vary from a few days to nine months.                     Liquidity
                                                                                                   Market

FOREIGN SECURITIES: Debt and equity securities issued by foreign governments, foreign              Credit
corporations, domestic subsidiaries of foreign corporations, and foreign banks, as well as         Market
commercial paper of foreign issuers and obligations of foreign banks and                           Political
overseas branches of U.S. banks and of foreign issuers and supranational entities.                 Liquidity
                                                                                                   Foreign Investment

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as         Liquidity
privately placed commercial paper and Rule 144A securities.                                        Market


VARIABLE AND FLOATING RATE NOTES: Obligations with interest rates which are reset                  Market
daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.      Credit


WARRANTS:  Securities, typically issued with preferred stock or bonds that give the holder the     Market
right to buy a proportionate amount of common stock at a specified price.                          Credit

PREFERRED STOCK: A class of stock that generally pays a dividend at a specified rate and has       Market
preference over common stock in the payment of dividends and in liquidation.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans.      Pre-payment
These include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment     Market
Conduits ("REMICs").                                                                               Credit
                                                                                                   Regulatory

COMMON STOCK: Shares of ownership of a company.                                                    Market

CORPORATE DEBT SECURITIES: Corporate bonds and non-convertible debt securities.                    Market
                                                                                                   Credit
                                                                                                   Liquidity

DEMAND FEATURES: Securities that are subject to puts and standby commitments to purchase           Market
the securities at a fixed price (usually with accrued interest) within a fixed period of time      Liquidity
following demand by the Fund.                                                                      Management

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck       Pre-payment
and auto loans, leases, credit card receivables and other securities backed by other types of      Market
receivables or other assets.                                                                       Credit

MORTGAGE DOLLAR ROLLS: A transaction in which the Fund sells securities for delivery in a current  Pre-payment
month and simultaneously contracts with the same party to repurchase similar but not identical     Market
securities on a specified future date.                                                             Regulatory

ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"): Loans in a mortgage pool which provide for                Pre-payment
a fixed initial mortgage interest rate for a specified period of time, after which the rate        Market
may be

subject to periodic adjustments.                                                                   Credit
                                                                                                   Regulatory


SWAPS, CAPS AND FLOORS: The Fund may enter into these transactions to manage its exposure          Management
to changing interest rates and other factors. Swaps involve an exchange of obligations by          Credit
two parties. Caps and floors entitle a purchaser to a principal amount from the seller             Liquidity
of the cap or floor to the extent that a specified index exceeds or falls below a                  Market
predetermined interest rate or amount.

NEW FINANCIAL PRODUCTS: New options and futures contracts and other financial products             Management
continue to be developed and the Fund may invest in such options, contracts and products.          Credit
                                                                                                   Market
                                                                                                   Liquidity

STRUCTURED INSTRUMENTS: Debt securities issued by agencies and instrumentalities of the            Market
U.S. government, banks, municipalities, corporations and other businesses whose interest           Liquidity
and/or principal payments are indexed to foreign currency exchange rates, interest rates,          Management
or one or more other referenced indices.                                                           Credit
                                                                                                   Foreign  Investment



ZERO COUPON DEBT SECURITIES: Bonds and other debt that pay no interest, but are issued at          Credit
a discount from their value at maturity.  When held to maturity, their entire return equals        Market
the difference between their issue price and their maturity value.                                 Zero Coupon


ZERO-FIXED-COUPON DEBT SECURITIES:  Zero coupon debt securities which convert on a                 Credit
specified date to interest bearing debt securities.                                                Market
                                                                                                   Zero Coupon

STRIPPED MORTGAGE-BACKED SECURITIES: Derivative multi-class mortgage securities which              Pre-payment
are usually structured with two classes of shares that receive different proportions               Market
of the interest and principal from a pool of mortgage assets. These include                        Credit
IOs and POs. The Fund only invests in Stripped Mortgage-Backed Securities issued or                Regulatory
guaranteed by the U.S. government, its agencies or instrumentalities.

INVERSE FLOATING RATE INSTRUMENTS:  Leveraged floating rate debt instruments with interest         Market
rates that reset in the opposite direction from the market rate of interest to which the           Leverage
inverse floater is indexed.                                                                        Credit

LOAN PARTICIPATIONS AND ASSIGNMENTS: Participations in, or assignments of all or a                 Credit
portion of loans to corporations or to governments, including governments of the less              Political
developed countries ("LDC's").                                                                     Liquidity
                                                                                                   Foreign  Investment
                                                                                                   Market

FIXED RATE MORTGAGE LOANS: Investments in fixed rate mortgage loans or mortgage pools which        Credit
bear simple interest at fixed annual rates and have original terms ranging from 5 to 40 years.     Pre-payment
                                                                                                   Regulatory
                                                                                                   Market

SHORT-TERM FUNDING AGREEMENTS: Investments in short-term funding agreements issued                 Credit
by banks and highly rated U.S. insurance companies such as Guaranteed Investment                   Liquidity
Contracts ("GIC's") and Bank Investment Contracts ("BIC's").                                       Market

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     - Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

     - Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- FOREIGN INVESTMENT RISK. Associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

- ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVESTMENT POLICIES

The Fund's investment objective and the following investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to the Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of registered investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 75% of the Fund's total assets.

2. Concentrate its investment in the securities of one or more issues conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes as determined by Banc One Investment Advisors, the Fund may invest up to 100% of its assets in money market instruments, and may hold a portion of their assets in cash for liquidity purposes. While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.


PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.


DESCRIPTION OF COMMERCIAL PAPER RATINGS



Duff & Phelps Credit Rating Co. ("Duff")
----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5 Issuer failed to meet scheduled principal and/interest payments.

Standard & Poor's Corporation ("S&P")
-------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                 Regarded as having significant speculative characteristics.
                  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Fitch's Investors Service, L.P. ("Fitch")
-----------------------------------------

F-1+ Exceptionally strong credit quality. Strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Assurance of timely payment is only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Satisfactory degree of assurance for timely payment, but the margin of safety is not as good as for issues assigned F-1+ and F-1 ratings.

F-3 Fair Credit Quality. The degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5 Weak Credit Quality. Minimal degree of assurance for timely payment. Vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC Rating is based on a letter of credit issued by a commercial bank.


IBCA Limited ("IBCA")
---------------------

A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A3 Adequate capacity for timely repayment, but more susceptible to adverse changes business, economic or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C                 High risk of default or which are currently in default.


Moody's Investors Service ("Moody's")
-------------------------------------

Prime-1           Superior ability for repayment.

Prime-2           Strong ability for repayment.

Prime-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Does not fall within any of the Prime rating categories.

DESCRIPTION OF BANK RATINGS

Moody's
-------

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.

E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.

DESCRIPTION OF TAXABLE BOND RATINGS
-----------------------------------

S&P
---

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB                Less vulnerable to nonpayment than other speculative issues.
                  However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC                Currently highly vulnerable to nonpayment.

C Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's
-------

Investment Grade

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

Fitch
-----


AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds and preferred stock rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.


A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B Bonds or preferred stock are considered highly speculative. While securities in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.

DDD, DD,
 and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF INSURANCE RATINGS

Moody's
-------

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this company offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

S & P
-----

An insurer rated 'BBB' or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA EXTREMELY STRONG financial security characteristics. 'AAA' is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA VERY STRONG financial security characteristics, differing only slightly from those rated higher.

A STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strength. 'BB' indicates the least degree of vulnerability within the range; 'CC' the highest.

BB MARGINAL financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B WEAK financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC VERY WEAK financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC EXTREMELY WEAK financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated 'R' has experienced a REGULATORY ACTION regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR NOT RATED, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-)
Following ratings from 'AA' to 'CCC' show relative standing within the major rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's
-------

MIG1 & VMIG1 Short-term municipal securities rated MIG1 or VMIG1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2 These Short-term municipal securities rated are of high quality.
             Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG3 Favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

S&P
---
An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's
-------

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P
---

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B
CCC Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC In arrears on dividends or sinking fund payments, but that is currently paying.

C        Nonpaying issue.

D        Nonpaying issue with the issuer in default on debt instruments.

N.R. No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)
To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") ratings apply only to the unsecured commercial paper and other senior short-term and deposit obligations of entities to which the ratings have been assigned. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.


TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4             Non-investment grade and, therefore, speculative.

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Sub-Advisor
Banc One High Yield Partners, LLC
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C.  20005

Independent Accountants
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215


The Statement of Additional Information contains more detailed information about the Fund. The current Statement of Additional Information has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-480-4111 or by writing to The One Group Services Company at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this prospectus by reference. The SEC maintains a Web site (www.sec.com) that contains the Statement of Additional Information, materials incorporated by reference and other information regarding The One Group(R).


TOG-P-060

                                     Part B

Part B of Post Effective Amendment 43 (filed August 29, 1997) to the Trust's Registration Statement on Form N1-A is incorporated herein by reference.

                                 THE ONE GROUP(R)

                 The One Group High Yield Bond Fund (the "Fund")


This Statement of Additional Information is not a Prospectus, but supplements and should be read in conjunction with the Prospectus for The One Group High Yield Bond Fund, dated August 19, 1998. This Statement of Additional Information is incorporated in its entirety into the Fund's Prospectus. A copy of the Prospectus is available without charge by writing to The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free
(800)-480-4111.

                                TABLE OF CONTENTS


                                                                                                               PAGE
THE TRUST.........................................................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
         Additional Information on Fund Instruments...............................................................2
         High Yield, High Risk Securities/Junk Bonds..............................................................3
         Bank Obligations.........................................................................................3
         Commercial Paper.........................................................................................3
         Repurchase Agreements....................................................................................4
         Reverse Repurchase Agreements............................................................................4
         Government Securities....................................................................................4
         Loan Participations and Assignments......................................................................4
         Futures and Options Trading..............................................................................5
         Futures Contracts........................................................................................5
         Restrictions on the Use of Futures Contracts.............................................................6
         Risk Factors in Futures Transactions.....................................................................7
         Options Contracts........................................................................................8
         Covered Calls............................................................................................9
         Purchasing Call Options.................................................................................10
         Purchasing Put Options..................................................................................10
         Secured Puts............................................................................................10
         Risk Factors in Options Transactions....................................................................11
         Mortgage-Related Securities.............................................................................11
         Real Estate Investment Trusts ("REITs").................................................................16
         Foreign Investments.....................................................................................16
         When-Issued Securities and Forward Commitments..........................................................17
         Securities Lending......................................................................................17
         Variable and Floating Rate Notes........................................................................18
         Demand Features.........................................................................................18
         Swaps, Caps and Floors..................................................................................19
         Structured Instruments..................................................................................20
         New Financial Products..................................................................................20
         Restricted Securities...................................................................................21
         U.S. Treasury Obligations...............................................................................22
         Treasury Receipts.......................................................................................22
         Common Stock............................................................................................22
         Preferred Stock.........................................................................................22
         Investment Company Securities...........................................................................22
         Convertible Securities..................................................................................22
         Warrants ...............................................................................................23
         Asset-Backed Securities.................................................................................23
         Short-Term Fund Agreement...............................................................................23
         Investment Restrictions.................................................................................23
         Portfolio Turnover......................................................................................25
         Additional Tax Information Concerning the Fund..........................................................25


VALUATION........................................................................................................27

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE....................................27

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................27

MANAGEMENT OF THE TRUST..........................................................................................30
         Trustees & Officers.....................................................................................30
         Investment Advisor......................................................................................33
         Glass-Steagall Act......................................................................................34

                                      (ii)

         Portfolio Transactions..................................................................................34
         Administrator...........................................................................................35
         Distributor.............................................................................................36
         Distribution Plan.......................................................................................36
         Custodian and Transfer Agent............................................................................37
         Experts.................................................................................................38

ADDITIONAL INFORMATION...........................................................................................38
         Description of Shares...................................................................................39
         Shareholder and Trustee Liability.......................................................................39
         Performance.............................................................................................39
         Calculation of Performance Data.........................................................................39
         Miscellaneous...........................................................................................41

                                     (iii)

                                   THE TRUST

         The One Group (the "Trust") is an open-end management investment company. The Trust consists of forty series of units of beneficial interest ("Shares") each representing interests in one of forty separate investment portfolios ("Funds"). This Statement of Additional Information contains information relating to the High Yield Fund only.

         Information regarding the U.S. Treasury Securities Money Market Fund (formerly the U.S. Treasury Money Market Portfolio), the Prime Money Market Fund, the Municipal Money Market Fund (formerly the Tax-Free Obligations Portfolio), the Ohio Municipal Money Market Fund, the Income Equity Fund, the Disciplined Value Fund, the Growth Opportunities Fund (formerly the Small Company Growth Fund and the Growth Equity Portfolio), the Equity Index Fund, the International Equity Index Fund, the Large Company Value Fund (formerly, the Quantitative Equity Portfolio), the Large Company Growth Fund, the Asset Allocation Fund (formerly, the Flexible Balanced Portfolio), the Value Growth Fund, the Small Capitalization Fund (formerly, the Gulf South Growth Fund), the Income Bond Fund (formerly the Income Portfolio), the Limited Volatility Bond Fund, the Intermediate Bond Fund, the Treasury & Agency Fund, the Government Bond Fund, the Income Fund, the Ultra Short-Term Income Fund, the Intermediate Tax-Free Bond Fund, the Municipal Income Fund (formerly the Tax-Free Bond Fund), the Ohio Municipal Bond Fund, the Texas Tax-Free Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Treasury Money Market Fund, the Treasury Only Money Market Fund, the Government Money Market Fund, the Tax Exempt Money Market Fund, the Institutional Prime Money Market Fund, the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Aggressive Growth Fund, the Investor Fixed Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund is contained in separate prospectuses and a separate Statement of Information dated November 1, 1997 which are incorporated herein by reference and which may be obtained by writing to the Distributor for the Trust, The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 480-4111.

         The Fund is diversified, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares in the Fund are offered in four separate classes: Fiduciary Class Shares, Class A Shares, Class B Shares, and Class C Shares. Much of the information contained herein expands upon subjects discussed in the prospectus. No investment in a particular class of Shares of the Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the Fund's investment objective and policies as set forth in the Fund's prospectus.

ADDITIONAL INFORMATION ON FUND INSTRUMENTS

HIGH YIELD, HIGH RISK SECURITIES/JUNK BONDS

         The Fund invests primarily in high yield, high risk securities. High yield, high risk bonds are securities that are rated below investment grade by the primary rating agencies (BB or lower by S&P and BA or lower by Moody's). Other terms used to describe such securities include "lower rated bonds", "non-investment grade bonds," "below investment grade bonds," and "junk bonds". Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. These securities are regarded as predominately speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

         Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Fund would experience a reduction of their income and could expect a decline in the market value of the defaulted securities.

         Further, proposed or yet to be proposed new laws may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980'S, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund's net asset value and investment practices.

         Finally, the market prices of high-yield, high risk securities structured as zero coupon or pay-in-kind securities (as defined below) are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. However, the Fund must recognize a computed amount of interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Funds may have to sell securities to have sufficient cash to pay the dividends.

         The high yield, high risk investments in which the Fund may invest include the following:

         -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

         -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

         -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

         -- Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

         -- Private Placements. These are bonds sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933

         -- Convertible Securities. These are bonds or preferred stock that convert to common stock.

         -- Preferred Stock. These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

         -- Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries ("LDC's").

This foregoing list is not exhaustive. The prospectus and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by the Fund even if they are classified as non-investment grade securities.

BANK OBLIGATIONS

         Bank obligations consist of bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances utilized by the Fund will be those guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation and those of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion. The Fund may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Fund may also invest in obligations (including bankers' acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments" herein).

         Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Demand deposits are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. Time and demand deposits will be maintained only at banks or savings and loan associations from which the Fund could purchase certificates of deposit.

COMMERCIAL PAPER

         Commercial paper consists of secured and unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

REPURCHASE AGREEMENTS

         Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with total assets in excess of $1 billion and registered broker-dealers which Banc One Investment Advisors Corporation ("Banc One Investment Advisors") or the Fund's Sub-Advisor, Banc One High Yield Partners, LLC. (the "Sub-Advisor") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the Securities and Exchange Commission to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund's investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchased agreements are considered by the Securities and Exchange Commission to be borrowings by the Fund under the 1940 Act.

GOVERNMENT SECURITIES

         Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Banc One Investment Advisors or the Sub-Advisor believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between issuers (which may be corporate issuers or issuers of Sovereign Debt Obligations) and one or more financial institutions or syndicates ("Lenders"). Investments in loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Because loan participants and assignments may be illiquid, the Fund will invest no more than 15% of its net assets in loan participations and other illiquid assets. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participations or Assignment for purposes of the Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower.

         When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

FUTURES AND OPTIONS TRADING

         The Fund may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

FUTURES CONTRACTS

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

         Although most futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

         When making futures trades, the Fund is required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to enter into futures contracts, options on futures contracts, index futures and options thereon that are traded on an exchange regulated by the CFTC if, to the extent that such futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of the Fund's total assets at current value. The Fund, however, may invest more than such amount for bona fide hedging purposes, and also may invest more than such amount if it obtains authority to do so from the CFTC without rendering the Fund a commodity pool operator or adversely affecting its status as an investment company for federal securities laws or income tax purposes.

         The Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of managing this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

         The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying reference security or index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

         The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits and premiums on open contracts exceeds 5% of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

         The Fund has undertaken to restrict its futures contract trading as follows: first, the Fund will not engage in transactions in futures contracts for speculative purposes; second, the Fund will not market itself to the public as a commodity pool or otherwise as a vehicle for trading in the commodities futures or commodity options markets; third, the Fund will disclose to all prospective Shareholders the purpose of and limitations on their commodity futures trading; fourth, the Fund will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

         The Fund also may engage in straddles and spreads. In a straddle transaction, the Fund either buys a call and a put or sells a call and a put on the same security. In a spread, the Fund purchases and sells a call or a put. The Fund will sell a straddle when Banc One Investment Advisors or the Sub-Advisor believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

         In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Trust's intention to qualify as such. In certain circumstances, entry into a futures contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will also accelerate gain to the Fund.

RISK FACTORS IN FUTURES TRANSACTIONS

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge such positions. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participations by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for risk management purposes, Banc One Investment Advisors and the Sub-Advisor do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Some futures strategies, including selling futures, buying puts and writing covered calls, may reduce the Fund's exposure to price fluctuations. Other strategies, including buying futures, and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Fund expects to enter into these transactions to manage a return or spread on a particular investment or portion of its assets, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or for other risk management strategies.

OPTIONS CONTRACTS

         The Fund may use trading of options on securities or futures contracts as a hedging device. An option on a futures contract gives the purchaser of the option the right (but not the obligation) to take a position at a specified price (the "striking," "strike" or "exercise" price) in the underlying futures contract or security. A "call" option gives the purchaser the right to take a long (buy) position in the underlying futures contract or security, and the purchaser of a "put" option acquires the right to take a short (sell) position in the underlying futures contract or security. The purchase price of an option is referred to as its "premium." The seller (or "writer") of an option is obligated to take a futures or securities position at a specified price if the option is exercised. In the case of a call option, the seller must stand ready to take a short position (i.e., sell the futures contract or security) in the underlying futures contract or security at the strike price if the option is exercised. A seller of a put option, on the other hand, stands ready to take a long position (i.e., buy the contract or security) in the underlying futures contract or security at the strike price if the option is exercised.

         A "naked" option refers to an option written by a party which does not possess the underlying futures contract or security. A "covered" option refers to an option written by a party which does possess the underlying position. The initial purchase (sale) of an option is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction". This involves the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

         A call option on a futures contract or security is said to be "in-the-money" if the strike price is below current market levels. Similarly, a put option on a futures contract or security is said to be "out-of-the-money" if the strike price is below current market levels. On the other hand, a put option is "in-the-money" if the strike price is above current market levels, and "out-of-the-money" if the strike price is below current market levels.

         Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. Some options, however, expire significantly in advance of such dates. An option that is "out-of-the-money" and not offset by the time it expires becomes worthless. On certain exchanges "in-the-money" options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date. Options usually trade at a premium (referred to as the "time value" of the option) above their intrinsic value (the difference between the market price for the underlying futures contract or equity security and the strike price). As an option nears its expiration date, the market value and the intrinsic value move into parity as the time value diminishes.

         The Fund may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker/Dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000. Each Fund will limit the writing of put and call options to 25% of its net assets.

         Increased market volatility generally increases the value of options by increasing the probability of favorable market swings, putting outstanding options "in-the-money." Although purchasing options is a limited risk trading approach, significant losses can be incurred by doing so.

COVERED CALLS

         The Fund may write (sell) only "covered" call options and purchase options to close out options previously written by the Fund. The Fund's purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of Banc One Investment Advisors or the Sub-Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, subject to the rules of the Options Clearing Corporation, a writer is required to deposit in escrow the underlying security or other assets in accordance with such rules. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, Banc One Investment Advisors or the Sub-Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per Share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Generally, the Fund, in order to avoid the exercise of an option sold by it, will be able to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in the Fund's best interest. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher

(or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund delivers securities to the holder of a call option, the Fund's turnover rate will increase, which would cause the Fund to incur additional brokerage expenses.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PURCHASING CALL OPTIONS

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. In the event that paying a premium for a call option, together with a price movement in the underlying security, is such that exercise of the option would not be profitable to the Fund, loss of the premium may be offset by a decrease in the acquisition cost of securities by the Fund.

PURCHASING PUT OPTIONS

         The Fund may also purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction cost. However, any loss of premium may be offset by an increase in the value of the Fund's securities.

SECURED PUTS

         The Fund may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

RISK FACTORS IN OPTIONS TRANSACTIONS

         The successful use of the options strategies depends on the ability of Banc One Investment Advisors or the Sub-Advisor to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of the options.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on the Fund's ability to terminate option positions at times when Banc One Investment Advisors or the Sub-Advisor, deems it desirable to do so. A Fund will take an option position only if Banc One Investment Advisors or the Sub-Advisor believes there is a liquid secondary market for the option, however, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

MORTGAGE-RELATED SECURITIES

         The Fund may, consistent with its investment objectives and policies, invest in mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          Mortgage-backed securities, for purposes of the Trust's Prospectuses and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("Ginnie Mae") and government-related organizations such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Such non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies. The Fund also may invest in mortgage-backed securities issued by non-government entities, which consist of COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") and REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs"). The Fund also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Ginnie Mae. The Fund may invest in multiple class securities issued by private issuers including guaranteed

CMOs and REMIC pass-through or Participations certificates, when consistent with the Fund's investment objective, policies and limitations. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

         CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "Mortgage Assets"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

         Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

         Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

         REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also know as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         The Z-Bonds in which the Fund may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

         There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future.

         Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

         The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

         Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

         Although having less risk of decline during periods of rising interest rates, adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

         The Fund may invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through

Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Fund may enter into MORTGAGE DOLLAR ROLLS in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When the Fund enters into mortgage dollar rolls, the Fund will hold and maintain in a segregated account until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The Fund benefits to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The benefits derived from the use of mortgage dollar rolls may depend upon Banc One Investment Advisors or the Sub-Advisor's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

         The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Fund invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

         The Fund may invest in certain STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS") that are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Fund may fail to fully recover its investment in such securities. The Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. SMBS are derivative multi-class mortgage securities. The Fund may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOs"), while the other class will receive all of the principal ("POs"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile, and under extremely high prepayment conditions IOs can incur significant losses. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitations on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors and the Sub-Advisor will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

         The Fund may invest in ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

         Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

         There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of Fund index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

         In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

         The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

         Investing in REITS involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITS may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

FOREIGN INVESTMENTS

         The Fund may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, bonds and loan participations issued by foreign governments, foreign corporations, and other foreign entities (generally denominated in U.S. dollars), obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Banker's Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depository Receipts ("ADRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S.

banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         The Fund may purchase securities on a "when-issued" and forward commitment basis. When the Fund agrees to purchase securities, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors or the Sub-Advisor to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Fund generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When a when-issued security is purchased, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of Banc One Investment Advisors and the Sub-Advisor to manage the Fund might, as described in the Prospectus, be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund's total assets, and a commitment will not exceed 90 days. The Fund may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors or the Sub-Advisor deems it appropriate to do so. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

         In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid high-grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

SECURITIES LENDING

         In order to generate additional income, the Fund may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Fund will continue to receive an amount equal to the interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, or other short-term, highly liquid investments. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, not considered to be illiquid investments.

VARIABLE AND FLOATING RATE NOTES

         Variable amount master demand notes are unsecured or secured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Issuers of variable amount master demand notes are normally manufacturing, retail, financial, and other business concerns. Banc One Investment Advisors or the Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         The Fund subject to its investment objective policies and restrictions, may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. In determining whether to invest in such notes, Banc One Investment Advisors or the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. The Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund's net assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand notes that are not illiquid. The above Funds may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

DEMAND FEATURES

         The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Fund expects that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

         Under a "stand-by commitment," a dealer would agree to purchase, at the Fund's option, specified municipal securities at a specified price. The Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. The Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

         The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

SWAPS, CAPS AND FLOORS

         The Fund may enter into swaps, caps, and floors on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund's investments are traded, for both hedging and non-hedging purposes. While swaps, caps, and floors (sometimes hereinafter collectively referred to as "swap contracts") are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Fund will use swap contracts for purposes similar to the purposes for which they use options, futures, and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Fund with risks and opportunities similar to those associated with options contracts, futures contracts, and options on futures. See "Futures Contracts" and "Risk Factors in Futures Contracts."

         The Fund may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce the Fund's exposure to market fluctuations while others may tend to increase market exposure.

         Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

         Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

         Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with the Fund, the Fund may suffer a loss. To address this risk, the Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Fund may enter into swaps that require transfers of collateral for changes in market value. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

         In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for the Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after Banc One Investment Advisors or the Sub-Advisor has determined that it would be prudent to close out or offset the first swap contract.

         The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If Banc One Investment Advisors or the Sub-Advisor is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an ?appreciated financial position? will accelerate gain to the Funds.

         The Staff of the Securities and Exchange Commission is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Fund will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Fund intends to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high grade debt securities, the Fund, Banc One Investment Advisors and the Sub-Advisor believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. The Fund generally will limit its investments in swaps, caps and floors to 25% of its total assets.

STRUCTURED INSTRUMENTS

         Structured instruments are debt securities issued by agencies of the U.S. government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

         The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

         While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors or the Sub-Advisor, principal and/or interest payments on the structured instrument may be substantially less than expected. The Fund will invest only in structured securities that are consistent with the Fund's investment objective, policies and restrictions and Banc One Investment Advisors' or the Sub-Advisor's outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Fund will not invest in structured instruments if the terms of the structured instrument provide that the Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back. Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund will treat such instruments as illiquid, and will limit its investments in such instruments to no more than 15% of the Fund's net assets, when combined with all other illiquid investments of the Fund. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

NEW FINANCIAL PRODUCTS

         New options and futures contracts and other financial products, and various combinations thereof, continue to be developed and the Fund may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund's investment objective, policies and restrictions and the regulatory requirements applicable to investment companies.

         These various products may be used to adjust the risk and return characteristics of the Fund's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform consistent with expectations, the performance of the Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

RESTRICTED SECURITIES

         The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors or the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities.

         The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. Banc One Investment Advisors or the Sub-Advisor will therefore consider the following criteria established by the Trustees in determining the liquidity of certain restricted securities:

         -        the frequency of trades and quotes for the security;

         - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

         -        dealer undertakings to make a market in the security; and

         - the nature of the security and the nature of the marketplace trades.

         Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

         - The 4(2) paper must not be traded flat or in default as to principal or interest;

         - The 4(2) paper must be rated in one of the two highest rating categories by a least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality; and

         - Banc One Investment Advisors or the Sub-Advisor must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

         - Banc One Investment Advisors or the Sub-Advisor shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes the Fund to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of The One Group, unless Banc One Investment Advisors or the Sub-Advisor is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% of its net assets; and

         - Banc One Investment Advisors or the Sub-Advisor shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently that quarterly.


U.S. TREASURY OBLIGATIONS

         The Fund may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

TREASURY RECEIPTS

         The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ("TRS"), Treasury Investment Growth Receipts ("TIGRS"), and Certificates of Accrual on Treasury Securities ("CATS").

COMMON STOCK

         Common Stock represents a share of ownership in a company and usually carries voting rights. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

PREFERRED STOCK

         Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

INVESTMENT COMPANY SECURITIES

         The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Other investment company securities may include securities of a money market fund of the Trust, and securities of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicative fees. Banc One Investment Advisors will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by Banc One Investment Advisors; and, to the extent required by the laws of any state in which shares of the Trust are sold, Banc One Investment Advisors will waive its fees attributable to the assets of the Fund invested in any investment company.

CONVERTIBLE SECURITIES

         Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

WARRANTS

         Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

ASSET-BACKED SECURITIES

         Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, the Fund may fail to recoup any premium paid on asset-backed securities.

SHORT-TERM FUNDING AGREEMENT

         The Fund may, in order to enhance yield, make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity. The Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund's net assets will be invested in short-term funding agreements and other illiquid securities.

INVESTMENT RESTRICTIONS

         The following investment restrictions are FUNDAMENTAL and may only be changed by a vote of a majority of the outstanding shares of the Fund. See "ADDITIONAL INFORMATION -- Miscellaneous" in this Statement of Additional Information.

         The Fund may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and, if consistent with the Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

         2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

         4. Purchase securities on margin, sell securities short, or participate in a joint or joint and several basis in any securities trading account.

         5. Underwrite the securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

         6. Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes the Fund may purchase or sell financial futures contracts.

         7. Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded).

         8. Invest in any issuer for purposes of exercising control or management.

         9. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

        10. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

        11. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

        The Fund may not:

        1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

        2. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

        The foregoing percentages apply at the time of purchase of a security.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Fund will be calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and by requirements which enable the Trust to receive certain favorable tax treatments. Portfolio turnover will not be a limiting factor in making portfolio decisions. Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to investors in the Fund. Portfolio Turnover for the Fund is expected to be less than 100%.

ADDITIONAL TAX INFORMATION CONCERNING THE FUND

         The Fund is treated as a separate entity for federal income tax purposes and is not combined with The One Group's other funds. It is the policy of the Fund to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or certain options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, United States government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income (if any) less
(ii) certain deductions attributable to that income. The Fund intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

         If the Fund fails to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company and being accorded special tax treatment.

         Regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year, plus 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from the previous year are subject to a non-deductible excise tax equal to 4% of the undistributed amounts. For purposes of the excise tax, the Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions to avoid liability for the excise tax.

         Shareholders of the Fund will generally be subject to federal income tax on distributions received from the Fund. Dividends that are attributable to a Fund's net investment income will be taxed to shareholders as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will generally be taxable to a Shareholder receiving such distributions as long-term capital gain regardless of how long the Shareholder has held its shares. Distributions in excess of the Fund's current and accumulated "earnings and profits" will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss. However, if a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. The Fund may designate a portion of its distributions of net capital gain as deriving from capital assets held for more than one year but not more than 18 months ("mid-term gain"). The balance of such distributions, deriving from capital assets held for more than 18 months, may be included in a Shareholder's computation of its adjusted net capital gain. In addition, a Shareholder's gain upon a taxable disposition of shares held for more than one year but not more than 18 months will qualify as mid-term gain, and gain upon a taxable disposition of shares held for more than 18 months may be included in the Shareholders' computation of its adjusted net capital gain. It is expected that pursuant to forthcoming regulations, the Fund will provide shareholders with information allowing them to calculate their mid-term gains and adjusted net capital gains.

         In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, and foreign securities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         Certain securities purchased by the Fund (such as STRIPS, CUBES, TRS, TIGRS, and CATS), as defined in "Details About the Fund's Investment Practices and Policies" in the Prospectus, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments and pay-in-kind bonds may not make such payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Fund would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any individual Shareholder who has provided to the Fund either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the Shareholder's ultimate U.S. tax liability.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. No attempt is made to present herein a complete explanation of the federal income tax treatment of the Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

                                    VALUATION

         Except as noted below, investments of the Fund in securities the principal market for which is a securities exchange are valued at their market values based upon the latest available sales price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded.

         Securities the principal market for which is not a securities exchange are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Trust. Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

         The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the foreign exchange closing mid-market rate reported in the FINANCIAL TIMES as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trustees of the Trust or their delegates.

         Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by Banc One Investment Advisors or the Sub-Advisor under the supervision of the Trustees and may include yield equivalents or a pricing matrix.


                      ADDITIONAL INFORMATION REGARDING THE
                    CALCULATION OF PER SHARE NET ASSET VALUE

         The net asset value of the Fund is determined and its Fiduciary Class, Class A, Class B and Class C Shares are priced as of the times specified in the Fund's Prospectus. The net asset value per Share of the Fund's Fiduciary Class, Class A, Class B and Class C Shares is calculated by determining the value of the respective Class's proportional interest in the securities and other assets of the Fund, less (i) such Class's proportional share of general liabilities and
(ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund's Fiduciary Class, Class A, Class B and Class C Shares may differ from each other due to the expense of the Distribution and Shareholders Services Plan fee applicable to the Fund's Class A, Class B and Class C Shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         All of the classes of Shares in the Fund are sold on a continuous basis by The One Group Services Company (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

         Fiduciary Class Shares in the Fund may be purchased, through procedures established by the Distributor, by institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. Fiduciary Shares are not available to Individual Retirement Accounts.

         Class B and Class C Shares may be purchased by any investor that does not meet the purchase eligibility criteria, described above, with respect to Fiduciary Shares. In addition to purchasing Class A, Class B and Class C Shares directly from the Distributor, an investor may purchase Class A, Class B and Class C Shares through a financial institution, such as a bank, savings and loan association, insurance company (each a "Shareholder Servicing Agent") that has established a Shareholder servicing agreement with the Distributor, or through a broker-dealer that has established a dealer agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust's Shares may be directed to the Distributor at 1-800-480-4111.

         As described in the Prospectus, and in the Multiple Class Plan, under certain circumstances, Class A Shares of a Fund may be purchased free of the sales charge applicable to such Class A Shares. No sales charge is imposed on Class A Shares of the Funds: (i) issued through reinvestment of dividends and capital gains distributions; (ii) acquired through the exercise of exchange privileges where a comparable sales charge has been paid for exchanged Shares;
(iii) purchased by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of the Trust, of BANC ONE CORPORATION and its subsidiaries and affiliates, of the Distributor and its subsidiaries and affiliates, of broker-dealers who have entered into a dealer agreement with the Trust and their subsidiaries and affiliates, or of Sub-Advisor and such Sub-Advisor's subsidiaries and affiliates; (iv) sold to affiliates of BANC ONE CORPORATION and certain accounts (other than Individual Retirement Accounts) for which financial organizations, including any bank, depository institution, insurance company, pension plan or other organization are authorized to act in fiduciary, advisory, agency, custodial or similar capacities, or purchased by investment advisors, financial planners or other intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary; (v) purchased with proceeds from the recent redemption of Fiduciary Class Shares of a Fund of the Trust or acquired in an exchange of Fiduciary Class Shares of a Fund for Class A Shares of the same Fund; (vi) purchased with proceeds from the recent redemption of Shares of a mutual fund for which a sales charge was paid;
(vii) purchased in an Individual Retirement Account with the proceeds of a distribution from an employee benefit plan, provided that, at the time of distribution, the employee benefit plan had plan assets invested in a Fund of the Trust; (viii) purchased with Trust assets; (ix) purchased in accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor; (x) purchased in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

         An investor relying upon any of the categories of waivers of the sales charge must qualify for such waiver in advance of the purchase with the Distributor or the financial institution or intermediary through which Shares are purchased by the investor.

         The waiver of the sales charge under circumstances (v), (vi), and (vii) above applies only if the purchase is made within 60 days of the redemption and if conditions imposed by the Distributor are met. The waiver policy with respect to the purchase of Shares through the use of proceeds from a recent redemption or distribution as described in clauses (v), (vi), and (vii) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call the Distributor at 1-800-480-4111 to determine whether they are eligible to purchase Shares without paying a sales charge through the use of proceeds from a recent redemption or distribution as described above, and to confirm continued availability of these waiver policies prior to initiating the procedures described in clauses (v), (vi), and (vii).

         Fiduciary Class Shareholders of the Fund may exchange their Shares for Class A Shares of the same Fund or for Class A Shares or Fiduciary Class Shares of another Fund of the Trust. Class A Shareholders may exchange their Shares for Fiduciary Class Shares of the Fund or for Fiduciary Class or Class A Shares of another Fund of the Trust, if the Shareholder is eligible to purchase such Shares. If a Class A Shareholder of the Fund exchanges his or her Shares within one year of receipt of the Shares, the Shareholder will be assessed a 2% redemption fee. The exchange privilege may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold. All exchanges discussed herein are made at the net asset value of the exchanged Shares, except as provided below. The Trust does not impose a charge for processing exchanges of Shares. If a Shareholder seeks to exchange Class A Shares of a Fund of the Trust that does not impose a sales charge for Class A Shares of a Fund of the Trust that does, or the Fund being exchanged into has a higher sales charge, the Shareholder will be required to pay a sales charge in the amount equal to the difference between the sales charge applicable to the Fund into which the Shares are being exchanged and any sales charge previously paid for the exchanged Shares, including any sales charges incurred on any earlier exchanges of the Shares (unless such sales charge is otherwise waived as provided above). The exchange of Fiduciary Class Shares for Class A Shares also will require payment of the sales charge unless the sales charge is waived, as provided above. If a Shareholder (no longer eligible to purchase Fiduciary Shares) purchases Class A Shares of a Fund, the Shareholder will be subject to Distribution and Shareholder Services Plan Fees.

         Class B Shareholders of a Fund may exchange their Shares for Class B Shares of any other Fund of the Trust on the basis of the net asset value of the exchanged Class B Shares, without the payment of any Contingent Deferred Sales Charge that might otherwise be due upon redemption of the outstanding Class B Shares. The newly acquired Class B Shares will be subject to the higher Contingent Deferred Sales Charge of either the Fund from which the Shares were exchanged or the Fund into which the Shares were exchanged. With respect to outstanding Class B Shares as to which previous exchanges have taken place, "higher Contingent Deferred Sales Charge" shall mean the higher of the Contingent Deferred Sales Charge applicable to either the Fund the Shares are exchanging into or any other Fund from which the Shares previously have been exchanged. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the initial exchange was made.

         Class C Shareholders may not exchange their Class C Shares for shares of any other class nor may shares of any other class be exchanged for Class C Shares.

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

                             MANAGEMENT OF THE TRUST

TRUSTEES & OFFICERS

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, all of whom, except John F. Finn, are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

         The Trustees of the Trust, their addresses, and principal occupations during the past five years are set forth below.

                                                   POSITION(S) HELD             PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                              WITH THE TRUST               DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Peter C. Marshall                                    Trustee                    From November, 1993 to present,
DCI Marketing, Inc.                                                             President, DCI Marketing, Inc.;
2727 W. Good Hope Road                                                          from  August,   1992  to  November,
Miwaukee, WI 53209                                                              1993, Vice President-Finance and
Age: 56                                                                         President-Finance and Treasurer,
                                                                                DCI Marketing, Inc.

Charles I. Post                                      Trustee                    From July, 1986 to present, has
7615 4th Avenue West                                                            been self-employed as a consultant.
Bradenton, FL 34209
Age: 70


John S. Randall                                      Trustee                    Since 1972, has been self-employed
1840 North Prospect Ave.                                                        as a management consultant.
Apt. 419
Milwaukee, WI 53202
Age: 85


Frederick W. Ruebeck                                 Trustee                    From June, 1988 to present, has
Eli Lilly & Company                                                             been Director of Investments, Eli
Lilly Corporate Center                                                          Lilly and Company.
307 East McCarty
Indianapolis, IN 46285
Age: 58


Robert A. Oden, Jr.                                  Trustee                    From 1995 to present, President,
Office of the President                                                         Kenyon College; from 1989 to
Ransom Hall                                                                     1995, Headmaster, The Hotchkiss
Kenyon College                                                                  School.
Gambier, OH 43022
Age: 51


John F. Finn                                         Trustee                    Since    1975,     President     of
Gardner, President                                                              Inc., (Wholesale Distributor
Gardner, Inc.                                                                   to the outdoor power  equipment1150
Chaesepake Avenue                                                               industry).
Columbus, Ohio 43212
Age: 50


         The Trustees of the Trust receive fees and expenses for each meeting of the Board of Trustees attended. No officer or employee of the Distributor currently acts as a Trustee of the Trust.

         The Compensation Table below sets forth the total compensation to the Trustees from the Trust and the operational funds of The One Group for the Trust's fiscal year ended June 30, 1997.

                              COMPENSATION TABLE(1)

                                                        PENSION OR
                                                        RETIREMENT
                                                         BENEFITS            ESTIMATED                TOTAL
                                AGGREGATE                 ACCRUED              ANNUAL               COMPENSATION
                              COMPENSATION                AS PART             BENEFITS                 FROM
NAME OF                         FROM THE                  OF FUND               UPON                 THE FUND
PERSON, POSITION                  TRUST                  EXPENSES            RETIREMENT             COMPLEX(2)
--------------------------------------------------------------------------------------------------------------
Peter C. Marshall,             $36,000                      N/A                 N/A                  $39,000
Chairman

Charles I. Post,               $33,500                      N/A                 N/A                  $36,500
Trustee

John S. Randall,               $33,500                      N/A                 N/A                  $36,500
Trustee

Frederick W. Ruebeck,          $33,500                      N/A                 N/A                  $36,500
Trustee

1        Figures are for the Trust's fiscal year ended June 30, 1997.

2 "Fund Complex" comprises the 33 operational funds of The One Group as well as the 4 funds of The One Group(R) Investment Trust at June 30, 1997.

         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The officers of the Trust, their addresses, and principal occupations during the past five years are shown below.

                                                     POSITION(S) HELD           PRINCIPAL OCCUPATION
NAME AND ADDRESS                                     WITH THE TRUST             DURING PAST 5 YEARS
------------------------------------                 ----------------------------------------------
Mark S. Redman                                       President,                 From November, 1997 to present,
The One Group Services Co.                           Assistant Secretary        President, The One Group Services
3435 Stelzer Road                                                               Company; from June 1995, to
Columbus, Ohio 43219                                                            November 1997, Officer, The One
                                                                                Group Services Company;
                                                                                from February 1989 to present,
                                                                                employee of BISYS
                                                                                Fund Services, Inc. (FKA Winsbury
                                                                                Company).

William J. Tomko                                     Treasurer                  From April, 1987 to present, Chief
BISYS Fund Services, Inc.                                                       Operating, Officer, BISYS
3435 Stelzer Road                                                               Services, Inc.
Columbus, Ohio 43219

Charles L. Booth                                     Secretary                  From April, 1988 to present,
BISYS Fund Services, Inc.                                                       Chief Compliance Officer, and
3435 Stelzer Road                                                               Vice President Fund Administration,
Columbus, OH 43219                                                              BISYS Fund Services, Inc.



Alaina J. Metz                                       Assistant Secretary        From June 1995 to present,
BISYS Fund Services, Inc.                                                       Chief Administrator,
3435 Stelzer Road                                                               Administration and Regulatory
Columbus, Ohio 43219                                                            Services, BISYS Fund Services,
                                                                                Inc.; from May 1989 - June 1995,
                                                                                Supervisor, Mutual Fund Legal
                                                                                Department, Alliance Capital Management.

INVESTMENT ADVISOR

         Banc One Investment Advisors Corporation

         Banc One Investment Advisors provides investment advisory services to the Fund. Banc One Investment Advisors continuously reviews and supervises the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

         Banc One Investment Advisors is an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. BANC ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $115 billion as of December 31, 1997.

         Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANC ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including The One Group (formerly, the Helmsman Fund) since 1985.

         All investment advisory services are provided to the Fund by Banc One Investment Advisors pursuant to an investment advisory agreement dated January 11, 1993 (the "Investment Advisory Agreement"). The Investment Advisory Agreement (and the Sub-Investment Advisory Agreement dated May 21, 1998 described immediately following, collectively, the "Advisory and Sub-Advisory Agreements") will continue in effect from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement was renewed by the Trust's Board of Trustees at their quarterly meeting on August 21, 1997. The Advisory and Sub-Advisory Agreements may be terminated at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund's Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Advisory and Sub-Advisory Agreements each provide that the respective Advisor or Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Banc One Investment Advisors or Sub-Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         For its services, Banc One Investment Advisors is entitled to a fee equal to 0.75% of the average daily net assets of the Fund. Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees.
This fee waiver is voluntary and may be terminated at any time.

         Banc One High Yield Partners, LLC

         Banc One High Yield Partners, LLC serves as investment Sub-Advisor to the Fund pursuant to an agreement with Banc One Investment Advisors. The Sub-Advisor was formed in June, 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the Fund. The Sub-Advisor is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. Neither Banc One Investment Advisors, Pacholder Associates, Inc. or the Sub-Advisor have experience in managing an open-end investment company investing primarily in high yield, high risk bonds.

For its services, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by Banc One Investment Advisors, equal to .70% of the Fund's average daily net assets. The Sub-Advisor has voluntarily agreed to waive all or part of its fees. This fee waiver is voluntary and may be terminated at any time.

GLASS-STEAGALL ACT

         In 1971 the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a Fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its Shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment Advisors to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         In the Investment Advisory Agreement with the Trust, Banc One Investment Advisors has represented to the Trust that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectuses and this Statement of Additional Information without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Banc One Investment Advisors from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by Banc One Investment Advisors, the Board of Trustees of the Trust would review the Trust's relationship with Banc One Investment Advisors and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANC ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the Trust, these banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory and Sub-Advisory Agreements, Banc One Investment Advisors and the Sub-Advisor determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Banc One Investment

Advisors generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by Banc One Investment Advisors and the Sub-Advisor with respect to the Funds each serves based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Investment Advisors or the Sub-Advisor may receive orders for transactions by the Trust, even if such dealers charge commissions in excess of the lowest rates available, provided such commissions are reasonable in light of the value of brokerage and research services received. Such research services may include, but are not be limited to, analysis and reports concerning economic factors and trends, industries, specific securities, and portfolio strategies. Information so received is in addition to and not in lieu of services required to be performed by Banc One Investment Advisors or the Sub-Advisor and does not reduce the advisory fees payable to Banc One Investment Advisors or the Sub-Advisor. Such information may be useful to Banc One Investment Advisors or the Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Investment Advisors or the Sub-Advisor in carrying out their obligations to the Trust. In the last fiscal year, Banc One Investment Advisors directed brokerage commissions to brokers who provided research services to Banc One Investment Advisors. Total compensation paid to such brokers amounted to $15,142,680 for the fiscal year ended June 30, 1997.

         The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its Advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of BANC ONE CORPORATION subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


         Investment decisions for the Fund are made independently from those for the other Funds of the Trust or any other investment company or account managed by Banc One Investment Advisors or the Sub-Advisor. Any such other investment company or account may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another Fund of the Trust, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors or the Sub-Advisor believes to be equitable to the Fund and such other Fund of the Trust, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Banc One Investment Advisors and the Sub-Advisor may aggregate the securities to be sold or purchased by it for the Fund with those to be sold or purchased by it for other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, Banc One Investment Advisors and the Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of Banc One Investment Advisors or the Sub-Advisor or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and the Sub-Advisor and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

ADMINISTRATOR

         The One Group Services Company serves as Administrator (the "Administrator") to the Fund pursuant to a Management and Administration Agreement with the Trust (the "Administration Agreement"). The Board of Trustees of the Trust approved The One Group Services Company as the sole Administrator for each Fund of the Trust beginning December 1, 1995. The Administrator assists in supervising all operations of each Fund to which it serves as Administrator (other than those performed under the respective investment advisory agreements and Custodian and Transfer Agency Agreements for that Fund).

         Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of the Fund and to compute the net asset value and net income of the Fund on a daily basis, to maintain office facilities for the Trust, to maintain the Fund's financial accounts and records, and to furnish the Trust statistical and research data, data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and State tax returns, prepares filings with State securities commissions, and generally assists in all aspects of the Trust's operations other than those performed under the investment advisory agreements, and Custodian and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder. For its services, the Administrator receives a fee based on the total assets of the Trust. For the first 1.5 billion of Trust assets, the Administrator receives an annual fee of .20% of each Fund of the Trust's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some of the Funds of the Trust are not included in the calculations.

         Banc One Investment Advisors also serves as Sub-Administrator to the Fund, pursuant to an agreement between the Administrator and Banc One Investment Advisors. Pursuant to this agreement, Banc One Investment Advisors performs many of the Administrator's duties, for which Banc One Investment Advisors receives a fee paid by the Administrator.

         Unless sooner terminated, the Administration Agreement between the Trust and The One Group Services Company will continue in effect through November 30, 1998. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement will be reviewed and ratified at least annually by the Trust's Board of Trustees, provided that the Administration Agreement is also reviewed and ratified by the majority of the Trust's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by vote cast in person at a meeting called for the purpose of reviewing and ratifying the Administration Agreement. The Administration Agreement is terminable with respect to the Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Trust's Board of Trustees or by The One Group Services Company.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTOR

         The One Group Services Company serves as Distributor to the Fund pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"). The Board of Trustees of the Trust approved The One Group Services Company as the sole Distributor beginning November 1, 1995. Unless otherwise terminated, the Distribution Agreement will continue in effect until October
31, 1998 and will continue from year to year if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds (see "ADDITIONAL INFORMATION-- Miscellaneous," in this Statement of Additional Information) that are parties to the Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated in the event of its assignment, as defined in the 1940 Act. The One Group Services Company is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.

DISTRIBUTION PLAN

         The operation and fees with respect to Class A Shares, Class B Shares, Class C Shares, and Service Class Shares of the Trust payable under the Trust's Distribution and Shareholder Services Plans, to which Class A Shares, Class B Shares, Class C Shares, and Service Class Shares of each Fund of the Trust are subject, are described in each such Fund's Prospectuses and in the Multiple Class Plan.

         The Distribution and Shareholder Services Plan with respect to Class A Shares (the "Distribution Plan") was initially approved on July 28, 1989 by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). The Distribution Plan originally applied to the single class of Shares of each Fund of the Trust that existed prior to the offering of the Funds' Shares as five separate classes. An amendment to the Distribution Plan was approved by the Independent Trustees on October 21, 1991, and became effective on February 7, 1992. Such amendment limited fees under the Distribution Plan only to the Class A Shares of each Fund. The Distribution Plan was amended again on February 11, 1993 in order to make Retirement Class Shares (now the Service Class Shares) subject to distribution fees. The Distribution Plan was further amended on February 29, 1996, to eliminate certain "defensive" provisions of the Distribution Plan. A Distribution and Shareholder Services Plan (the "CDSC Plan") for Class B and Class C Shares was initially approved on August 12, 1993 by the Independent Trustees. The CDSC Distribution Plan was re-executed on December 13, 1995 and amended on February 20, 1997. Prior to February 7, 1992, distribution fees were waived with respect to every Fund of the Trust except the U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan and CDSC Plan may be terminated with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares, Class C Shares or Service Class Shares, respectively, of that Fund. The Distribution Plan and CDSC Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan or Class B Distribution Plan that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares, Class C Shares or Service Class Shares of a Fund requires the approval of that Fund's Class A, Class B, Class C or Service Class Shareholders, respectively. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

CUSTODIAN AND TRANSFER AGENT

         Cash and securities owned by the Fund are held by State Street Bank and Trust Company ("State Street") as Custodian. State Street serves as Custodian pursuant to a Custodian Agreement with the Trust (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of each Fund of the Trust; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement.

         Bank One Trust Company, N.A. serves as Sub-Custodian in connection with the Trust's securities lending activities, pursuant to an agreement between State Street and Bank One Trust Company. Bank One Trust Company receives a fee paid by the Trust.

         Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories.

         State Street Bank & Trust ("State Street") serves as Transfer Agent and Dividend Disbursing Agent for the Fund pursuant to Transfer Agency Agreements with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreements, State Street has agreed (i) to issue and redeem Shares of the Trust;
(ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

EXPERTS

         The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 is counsel to the Trust. From time to time, Ropes & Gray have rendered legal services to BANC ONE CORPORATION and its subsidiary banks.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Trust is a Massachusetts Business Trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes 40 series of Shares, which represent interests in the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Income Equity Fund, the Disciplined Value Fund, the Growth Opportunities Fund, the Value Growth Fund, the Small Capitalization Fund, the Large Company Value Fund, the Large Company Growth Fund, the International Equity Index Fund, the Equity Index Fund, the Asset Allocation Fund, the Income Bond Fund, the Limited Volatility Bond Fund, the Intermediate Bond Fund, the Government Bond Fund, the Ultra Short-Term Income Fund, the High Yield Bond Fund, the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Aggressive Growth Fund, the Investor Fixed Income Fund, the Investor Conservative Growth Fund, the Investor Balanced Fund, the Municipal Income Fund, the Intermediate Tax-Free Bond Fund, the Ohio Municipal Bond Fund, the Texas Tax-Free Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Arizona Municipal Bond Fund, the Treasury Money Market Fund, the Treasury Only Money Market Fund, the Government Money Market Fund, the Tax Exempt Money Market Fund, the Institutional Prime Money Market Fund and the Treasury and Agency Fund. The Funds of the Trust (other than the Institutional Money Market Funds, the U.S. Treasury Securities Money Market Fund, the Prime Money Market Fund, the Municipal Money Market Fund and the Ohio Municipal Money Market Fund) offer Shares in four separate classes: Fiduciary Shares, Class A Shares, Class B and Class C Shares. The U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund offer Fiduciary Class Shares, Class A Shares, Class B Shares, Class C Shares, and Service Class Shares. The Institutional Money Market Funds offer only Fiduciary Class Shares. The Municipal Money Market Fund and the Ohio Municipal Money Market Funds offer Fiduciary Class, Class A and Class C Shares. See the relevant Prospectus for those Funds for more details.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds of the Trust, of any general assets not belonging to any particular Fund of the Trust which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund of the Trust will be required in connection with a matter, a Fund of the Trust will be deemed to be affected by a matter unless it is clear that the interests of each Fund of the Trust in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

         Class A Shares, Class B Shares, and Class C Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the trust for payment.

PERFORMANCE

         From time to time, the Fund may advertise yield, total return and/or distribution rate. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one-year period and is shown as a percentage of the investment.

         Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects an actual rate of return over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

         The distribution rate is computed by dividing the total amount of the dividends per share paid out during the past period by the maximum offering price or month-end net asset value depending on the class of the Fund. This figure is then "annualized" (multiplied by 365 days and divided by the applicable number of days in the period). Funds with a front-end sales charge would incorporate the offering price into the distribution yield in place of month-end net asset value.

         Distribution rate is a measure of the level of income paid out in cash to Shareholders over a specified period. It differs from yield and total return and is not intended to be a complete measure of performance. Furthermore, the distribution rate may include return of principal and/or capital gains. Total return is the change in value of a hypothetical investment over a given period assuming reinvestment of dividends and capital gain distributions. The yield refers to the cumulative 30-day rolling net investment income, divided by maximum offering price and multiplied by average shares outstanding during this period.


CALCULATION OF PERFORMANCE DATA


         Performance information showing the Fund's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a-b
                                   ------
                  30-Day Yield = 2[(cd +1)6-1]

         In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of Shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.


         The Fund's respective cumulative total return and average annual total return was determined by calculating the change in the value of a hypothetical $1,000 investment in a particular class of the Fund for each of the periods shown. Cumulative total return for a particular class of the Fund is computed by determining the rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The cumulative return is calculated as the total dollar increase or decrease in the value of an account assuming reinvestment of all distributions divided by the original initial investment. The average annual return for a particular class of the Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.


         Performance information showing the Fund's and/or particular Class's distribution rate may be presented from time to time in advertising and sales literature. The distribution rate is calculated as follows:

         distribution yield = a/(b) x 365
                              -----------
                                    c

         In the formula, "a" represents dividends distributed by a particular class during that period; "b" represents month end offer price or net asset value for a particular class; "c" represents the number of days in the period being calculated. "365" is the number of days in a year, used to annualize the distribution yield.

         Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, the Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of the Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts at a bank, with regard to Fiduciary Class Shares, or a Participating Organization, with regard to Class A and Class B Shares, will reduce a Fund's effective yield to customers.

         In addition, the performance of each class of the Fund may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices that may assume investment of dividends but do not reflect deductions for administrative and management costs. Further, the performance of each class of the Fund may be compared to other funds or to relevant indices that may calculate total return without reflecting sales charges; in which case, the Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations.


         Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The BOND BUYER is published daily and is an industry-accepted source for current municipal bond market information.

        Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

        The Fund may quote actual total return performance from time to time in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

        The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

        The Fund may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.; it may also use indices such as the Standard & Poor's 400 Composite Stock Index, the Standard & Poor's 500 Composite Stock Index, the Standard & Poor's 600 Composite Stock Index, the Russell 2000, or the Morgan Stanley International European, Asian and Far East Gross Domestic Product Index for performance comparison. Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used.

        The Fund may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by BANK RATE MONITOR, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

        The Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA Technologies, Inc. and Interactive Data-Corporation.

         The Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

MISCELLANEOUS

        The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

        As used in the Trust's Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. For information regarding the allocations of Class Expenses to particular classes of a Fund, see the respective Prospectus of the Fund under "MANAGEMENT-Expenses."

        As used in the Trust's Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

        The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

        The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

        The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

                             Registration Statement
                               of The One Group(R)
                                  on Form N-1A

PART C. OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements:

         Because the One Group High Yield Bond Fund is a series without assets or an operating history, there are no financial statements for the Fund.

         (b) Exhibits:

         (1) Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant's Registration Statement on Form N-1A.

         (2) Code of Regulations as amended and restated July 26, 1990 is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant's Registration Statement on Form N-1A.

         (3)      None.

         (4)      None.

         (5)(a) Investment Advisory Agreement dated January 11, 1993 between Registrant and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 27 (filed March l7, l993) to Registrant's Registration Statement on Form N-1A.

         (5)(b) Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Banc One Investment Advisors Corporation dated May 21, 1998 is incorporated by reference to Exhibit (6)(b) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (5)(c) Sub-Investment Advisory Agreement dated October 1, 1996 between Banc One Investment Advisors Corporation and Independence International Associates, Inc. is incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No. 42 (filed June 18, 1997) to the Registrant's Registration Statement on Form N-1A.

         (5)(d) Form of Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC is incorporated by reference to Exhibit (6)(d) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (6)(a) Re-executed Distribution Agreement dated December 13, 1995 between Registrant and The One Group Services Company is incorporated by reference to Exhibit (7)(c) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (6)(b) Revised Schedules A-D to the Distribution Agreement between the Registrant and The One Group Services Company are incorporated by reference to Exhibit (6)(b) to Post-

                  Effective Amendment No. 40 (filed August 29, 1996) to the Registrant's Registration Statement on Form N-1A.

         (6)(c) Revised Schedule E to the Distribution Agreement between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

         (6)(d) Dealer's Agreement for Registrant dated November 11, 1995 between The One Group Services Company and Banc One Securities Corporation is incorporated by reference to Exhibit (7)(d) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (6)(e) Form of Shareholder Servicing Agreement between the Registrant and Participating Service Organization is incorporated by reference to Exhibit (7)(f) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (6)(f) Agency Services and Delegation Agreement between INVESCO Trust Company and Registrant dated January 1, 1998 is incorporated by reference to Exhibit (10)(j) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (7)      None.

         (8)(a) Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 12 (filed September 9, 1988) to Registrant's Registration Statement on Form N-1A.

         (8)(b) Sub-Custodian Agreement between State Street Bank and Trust Company, Bank One Trust Company, NA and the Registrant is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

         (8)(c) International Securities Lending Subcustodian and Services Agreement, dated December 29, 1997 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant is filed herewith.

         (9)(a) Re-executed Management and Administration Agreement dated November 20, 1997 is incorporated by reference to Exhibit
                  (13)(b) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

         (9)(b) Revised Schedule A to the Management and Administration Agreement between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 43 (filed August 29, 1997) Registrant's Registration Statement on Form N-1A.

         (9)(c) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 12 (filed September 9, 1988) to Registrant's Registration Statement on Form N-1A.

         (9)(d) Fund Accounting Agreement dated December 1, 1995 between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (13)(c) to Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (9)(e) Revised Schedule A to the Fund Accounting Agreement between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (9)(e) to Post-Effective Amendment No. 40 (filed August 29, 1996) to the Registrant's Registration Statement on Form N-1A.

         (9)(f) Sub-Administration Agreement dated December 1, 1995 between The One Group Services Company and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit
                  (13)(d) to the Registrant's Registration Statement on Form N-14 (filed January 19, 1996).

         (9)(g) Revised Schedule A to the Sub-Administration Agreement between The One Group Services Company and Banc One Investment Advisors is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 40 (filed August 29, 1997) to the Registrant's Registration Statement on Form N-1A.

         (9)(h) Agency Services and Delegation Agreement dated January 1, 1996 between the Registrant and BISYS Qualified Plan Services is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

         (9)(i) Form of Agency Services and Delegation Agreement between the Registrant and Bank One Trust Company, NA is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

         (9)(j) Form of Order Processing Agreement between the Registrant and Bank One Trust Company, NA is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

         (9)(k) Shareholder Servicing Agreement is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant's Registration Statement on Form N-1A.

         (9)(l) Services Agreement dated as of June 6, 1997 between the Registrant and Charles Schwab & Co., Inc. is filed herewith.

         (9)(m) Operating Agreement dated as of June 6, 1997 between the Registrant and Charles Schwab & Co., Inc. is filed herewith.


         (9)(n) Retirement Services Order Processing Agreement dated as of June 6, 1997 between the Registrant and Charles Schwab & Co., Inc. is filed herewith.

         (10)     Opinion and consent of counsel is filed herewith.

         (11)(a)  Consent of Coopers & Lybrand L.L.P. is filed herewith.

         (11)(b)  Consent of KPMG Peat Marwick LLP is filed herewith.

         (11)(c)  Consent of Price Waterhouse, LLP is filed herewith.

         (11)(d)  Consent of Ropes & Gray is filed herewith.

         (12) Because the One Group High Yield Bond Fund is a series without assets or an operating history, there are no financial statements for the Fund.

         (13) Purchase Agreement dated July 18, 1985, between Registrant and Physicians Insurance Company of Ohio is incorporated by reference to Exhibit (13) of the Registrant's Pre-Effective Amendment No. 2 (filed July 18, 1985) to Registrant's Registration Statement on Form N-1A.

         (14)     None.

         (15)(a) Re-Executed Distribution and Shareholder Services Plan - Class A and Service Class shares dated November 1, 1995, as amended August 20, 1997, between the Registrant and The One Group Services Company is incorporated by reference to Exhibit
                  (15)(a) to Post-Effective Amendment No. 43 (filed August 29,
                  1997) to Registrant's Registration Statement on Form N-1A.

         (15)(b) Distribution and Shareholder Services Plan - Class B and Class C Shares dated January 1, 1994, as amended August 20, 1997, between the Registrant and The One Group Services Company is incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 43 (filed August 29, 1997) to Registrant's Registration Statement on Form N-1A.

         (16) Because the One Group High Yield Bond Fund is a series, without assets or an operating history, there are no performance calculations for the Fund.


         (17) Because the One Group High Yield Bond Fund is a series, without assets or an operating history, there are no financial data schedules for the Fund.

         (18)(a) Multiple Class Plan for the Registrant adopted by the Board of Trustees on May 22, 1995, as amended May 21, 1998 is incorporated by reference to Exhibit (10)(k) to Registrant's Registration Statement on Form N-14 (filed on May 29, 1998).

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of the effective date of this Registration Statement there are no persons controlled or under common control with the Registrant.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

                      As of June 1, 1998, the number of record holders of each series of Fiduciary Class shares of the Registrant were as follows:

                                                                                        Number of Record
                           Title of Series                                              Holders
                           ---------------                                              ----------------
                           Prime Money Market Fund                                        441

                           U.S. Treasury Securities                                        69
                             Money Market Fund

                           Municipal Money Market Fund                                     20

                           Income Equity Fund                                             225

                           Income Bond Fund                                               137

                           Growth Opportunities Fund                                      249

                           Disciplined Value Fund                                         123

                           Limited Volatility Bond Fund                                   127

                           International Equity Index Fund                                133

                           Intermediate Tax-Free Bond Fund                                 26

                           Equity Index Fund                                              166

                           Large Company Value Fund                                        96

                           Ohio Municipal Bond Fund                                        21

                           Ohio Municipal
                             Money Market Fund                                              8

                           Kentucky Municipal Bond Fund                                    42

                           Texas Tax-Free Bond Fund                                         0

                           West Virginia Municipal Bond Fund                               13

                           Asset Allocation Fund                                           87

                           Ultra Short-Term Income Fund                                    30

                           Government Bond Fund                                           111

                           Municipal Income Fund                                           35

                           Intermediate Bond Fund                                         125

                           Arizona Municipal Bond Fund                                      5

                           Large Company Growth Fund                                      246

                           Louisiana Municipal Bond Fund                                   11

                           Value Growth Fund                                               88

                           Small Capitalization Fund                                       57

                           High Yield Bond Fund                                             0

                           Investor Conservative Growth Fund                               33

                           Investor Growth Fund                                            50

                           Investor Balanced Fund                                          37

                           Investor Fixed Income Fund                                       0

                           Investor Aggressive Growth Fund                                  0

                           Investor Growth & Income Fund                                   37

                           Treasury & Agency Fund                                           8


                           As of June 1, 1998, the number of record holders of each series of Class A Shares of the Registrant were as follows:

                                                                                        Number of Record
                           Title of Series                                               Holders
                           ---------------                                             ------------------
                           Prime Money Market Fund                                      1,926

                           U.S. Treasury Securities
                             Money Market Fund                                          1,156

                           Municipal Money Market Fund                                     51

                           Income Equity Fund                                           8,709

                           Income Bond Fund                                               779

                           Growth Opportunities Fund                                    9,065

                           Disciplined Value Fund                                       3,524

                           Limited Volatility Bond Fund                                   992

                           International Equity Index Fund                              2,091

                           Intermediate Tax-Free Bond Fund                                182

                           Equity Index Fund                                           15,048

                           Large Company Value Fund                                     1,416

                           Ohio Municipal Bond Fund                                       381

                           Ohio Municipal
                              Money Market Fund                                            32

                           Kentucky Municipal Bond Fund                                   199

                           Texas Tax-Free Bond Fund                                         0

                           West Virginia Municipal Bond Fund                               18

                           Asset Allocation Fund                                        3,803

                           Ultra Short-Term Income Fund                                   172

                           Government Bond Fund                                         1,807

                           Municipal Income Fund                                          880

                           Intermediate Bond Fund                                       1,111

                           Arizona Municipal Bond Fund                                     26

                           Large Company Growth Fund                                   17,733

                           Louisiana Municipal Bond Fund                                1,067

                           Value Growth Fund                                            4,866

                           Small Capitalization Fund                                    2,713

                           High Yield Bond Fund                                             0

                           Investor Conservative Growth Fund                              356

                           Investor Growth Fund                                         2,656

                           Investor Balanced Fund                                         881

                           Investor Fixed Income Fund                                       0

                           Investor Aggressive Growth Fund                                  0

                           Investor Growth & Income Fund                                1,343

                           Treasury & Agency Fund                                          56

                           As of June 1, 1998, the number of record holders of each series of Service Class Shares of the Registrant were as follows:

                                                                                        Number of Record
                           Title of Series                                              Holders
                           ---------------                                              -----------------

                           Prime Money Market Fund                                          0

                           U.S. Treasury Securities                                         0
                             Money Market Fund


                           As of June 1, 1998, the number of record holders of each series of Class B Shares (CDSC) of the Registrant were as follows:

                                                                                        Number of Record
                           Title of Series                                              Holders
                           ---------------                                              ----------------
                           Prime Money Market Fund                                        159

                           U.S. Treasury Securities Money
                             Market Fund                                                   39

                           Income Equity Fund                                          15,359

                           Income Bond Fund                                             1,230

                           Growth Opportunities Fund                                   16,112

                           Disciplined Value Fund                                       4,072

                           Limited Volatility Bond Fund                                   505

                           International Equity Index Fund                              3,231

                           Intermediate Tax-Free Bond Fund                                142

                           Equity Index Fund                                           37,979

                           Large Company Value Fund                                     2,563

                           Ohio Municipal Bond Fund                                       777

                           Kentucky Municipal Bond Fund                                  1799

                           Texas Tax-Free Bond Fund                                         0

                           West Virginia Municipal Bond Fund                               80

                           Asset Allocation Fund                                        9,607

                           Ultra Short-Term Income Fund                                   322

                           Government Bond Fund                                         1,468

                           Municipal Income Fund                                        1,559

                           Intermediate Bond Fund                                       1,542

                           Arizona Municipal Bond Fund                                      8

                           Large Company Growth Fund                                   31,517

                           Louisiana Municipal Bond Fund                                  177

                           Value Growth Fund                                            3,530

                           Small Capitalization Fund                                    1,825

                           High Yield Bond Fund                                             0

                           Investor Conservative Growth Fund                            1,675

                           Investor Growth Fund                                         6,886

                           Investor Balanced Fund                                       3,504

                           Investor Fixed Income Fund                                       0

                           Investor Aggressive Growth Fund                                  0

                           Investor Growth & Income Fund                                4,515

                           Treasury & Agency Fund                                         155


                           As of June 1, 1998, the number of record holders of each of the Institutional Money Market Funds of the Registrant were as follows:


                                                                                    Number of Record
                           Title of Series                                              Holders
                           ---------------                                          ----------------

                           Treasury Only Money Market Fund                                 15

                           Government Money Market Fund                                    14

                           Institutional Prime Money Market Fund                            0

                           Treasury Money Market                                            0

                           Tax-Exempt Money Market                                          0


                           As of June 1,1998, the number of record holders of each series of Class C Shares of the Registrant were as follows:


                                                                                        Number of Record
                           Title of Series                                              Holders
                           ---------------                                              -----------------
                           U.S. Treasury Securities Money Market Fund                       5

                           Income Equity Fund                                              29

                           Growth Opportunities Fund                                       41

                           International Equity Index Fund                                 14

                           Equity Index Fund                                               97

                           Municipal Income Fund                                           31

                           Intermediate Bond Fund                                          14

                           Large Company Growth Fund                                       26

                           Value Growth Fund                                               34

                           Small Capitalization Fund                                       22

                           Investor Conservative Growth Fund                               84

                           Investor Growth Fund                                           492

                           Investor Balanced Fund                                         159

                           Investor Fixed Income Fund                                       0

                           Prime Money Market Fund                                          0

                           Municipal Money Market Fund                                      0

                           Income Bond Fund                                                 0

                           Disciplined Value Fund                                           0

                           Intermediate Tax-Free Bond Fund                                  0

                           Large Company Value Fund                                         0

                           Ohio Municipal Bond Fund                                         0

                           Ohio Municipal Money Market Fund                                 0

                           Kentucky Municipal Bond Fund                                     0

                           Texas Tax-Free Bond Fund                                         0

                           West Virginia Municipal Bond Fund                                0

                           Asset Allocation Fund                                            0

                           Ultra Short-Term Income Fund                                     0

                           Government Bond Fund                                             0

                           Arizona Municipal Bond Fund                                      0

                           Louisiana Municipal Bond Fund                                    0

                           High Yield Bond Fund                                             0

                           Treasury & Agency Fund                                           0

                           Investor Aggressive Growth Fund                                  0

                           Investor Growth & Income Fund                                  230


Item 27.                   Indemnification
                           ---------------

                           Article IX, Section 9.2 of the Registrant's
                           Declaration of Trust, incorporated as Exhibit (1) hereto, provides for the indemnification of Registrant's trustees and officers. Indemnification of the Group's principal underwriter, custodians, investment advisers, administrator, and transfer agents is provided for in the Group's respective Agreements with those service providers as filed or incorporated by reference as Exhibits hereto. As of the effective date of this Registration Statement, the Group has obtained from a major insurance carrier a trustees and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.                   Business and Other Connections of Investment Advisers
                           -----------------------------------------------------

                           Banc One Investment Advisors Corporation ("Banc One Investment Advisors") performs investment advisory services for all of the Funds of the Group. Independence International Associates, Inc. performs investment sub-advisory services for the International Equity Index Fund. Banc One High Yield Partners, LLC provides investment advisory services for the High Yield Bond Fund.

                           Banc One Investment Advisors is an indirect wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of

                           Ohio. BANC ONE CORPORATION now operates affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.

                           To the knowledge of Registrant, none of the directors or officers of Banc One Investment Advisors, Independence International Associates, Inc. or Banc One High Yield Partners, LLC, except as set forth or incorporated herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of Banc One Investment Advisors who are engaged in any other business, profession, vocation or employment of a substantial nature.

                          Banc One Investment Advisors
                          ----------------------------


   Position with                           Other Substantial          Type of
   Banc One Investment Advisors            Occupation                 Business
   ----------------------------            -------------              --------

   David J. Kundert, Chairman and CEO      Chairman, Bank One         Investment
                                           Trust Company, NA

   Frederick L. Cullen, Director           Chairman/CEO Bank          Banking
                                           One, NA; Chairman and
                                           Chief Operating Officer,
                                           Banc One Ohio
                                           Corporation

   Garrett Jamison, Director               President & Chief          Banking
                                           Executive Officer, Bank
                                           One Trust Company,
                                           NA

   Geoffrey von Kuhn, Director             Vice Chairman, Banc        Banking
                                           One Capital Corporation

   David R. Meuse, Director                Chairman/CEO Banc          Investment
                                           One Capital Holding
                                           Corporation

   Michael J. McMennamin, Director         Executive VP & Chief       Bankng
                                           Financial Officer,
                                           BANC ONE
                                           CORPORATION


The principal business address of the principal executive officer and directors of Banc One Investent Advisors is 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211.


                   Independence International Associates, Inc.
                   -------------------------------------------

         Independence International Associates, Inc. ("IIA") is the Sub-Investment Advisor to the International Equity Index Fund. IIA, a corporation organized under the laws of Massachusetts, provides investment advice to institutional and investment company clients. Information regarding the firm's ownership and other business connections of the officers and directors is listed on the Form ADV filed by IIA with the SEC pursuant to the Investment Advisers Act of 1940 (SEC File No.801-28785), the text of which is hereby incorporated by reference.

                        Banc One High Yield Partners, LLC
                        ---------------------------------

         Banc One High Yield Partners, LLC is the Sub-Investment Advisor to the High Yield Bond Fund ("Banc One Partners"). Banc One Partners, a limited liability company organized under the laws of Ohio, provides investment advice to the High Yield Bond Fund. Set forth below are the names and principal businesses of the manager and officers of Banc One Partners who are engaged in any other business, profession, vocation or employment of a substantial nature.


   Position with                      Other Substantial                   Type of
   Banc One Partners                  Occupation                          Business
   -----------------                  --------------                      --------
   James P. Shanahan, Manager         Pacholder Associates,               Investment
                                      Inc., Managing
                                      Director & General
                                      Counsel

   William J. Morgan, Manager         Pacholder Associates,               Investment
                                      Inc., President

   Mark A. Beeson, Manager            Banc One Investment Advisors,       Investment
                                      Senior Managing Director

   Donald R. Kimble, Manager          Banc One Trust Company, NA          Fiduciary
                                      Senior Managing Director
                                      and Chief Financial Officer

   Gary Madich, Manager               Banc One Investment                 Investment
                                      Advisors, Senior
                                      Managing Director

   Ryan L. Langdon, Officer           Pacholder Associates,               Investment
                                      Inc., Vice President

   Anthony L. Longi, Jr., Officer     Pacholder Associates,               Investment
                                      Inc., Executive Vice
                                      President


Item 29.  Principal Underwriters
          ----------------------

         (a) The One Group Services Company acts as administrator and distributor for each of the Fund's Portfolios.

         (b) The directors and officers of The One Group Services Company are set forth below. The business address of each director or officer is 3435 Stelzer Road, Columbus, Ohio 43219.

                                                  Positions and Offices                 Positions and
Name and Principal                                with The One Group                       Offices
Business Address                                  Services Company                      with Registrant
----------------                                  ---------------------                 ---------------

Lynn J. Mangum                                    Chairman and Chief                    None
                                                  Executive Officer

Robert J. McMullen                                Executive Vice President              None
                                                  and Director

Dennis Sheehan                                    Senior Vice President                 None

Kevin J. Dell                                     Vice President/Secretary/             None
                                                  General Counsel

Michael D. Burns                                  Vice President/Compliance Officer     None

Annamaria Porcaro                                 Assistant Secretary                   None

Robert Tuch                                       Assistant Secretary                   None

Stephen G. Mintos                                 Executive Vice President/             None
                                                  Chief Operating Officer

Charles L. Booth                                  Senior Vice President                 Secretary

Dale Smith                                        Vice President/                       None

                                                  Chief Financial Officer

John Gilliam                                      Vice President                        None

Mark S. Redman                                    President                             President

Mark J. Ryberczyk                                 Senior Vice President                 None


(c)      Not applicable.

Item 30.           Location of Accounts and Records
                   --------------------------------

                   (1) Banc One Investment Advisors Corporation, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 (records relating to its functions as Investment Adviser and Sub-Administrator).

                   (2) Independence International Associates, Inc., 75 State Street, Boston, MA 02109 (records relating to its functions as Sub-Investment Adviser to the International Equity Index Fund).

                   (3) Banc One High Yield Partners, LLC, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 and 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236 (records relating to its functions as Sub-Investment Advisor to the High Yield Bond Fund).

                   (4) The One Group Services Company, 3435 Stelzer Road, Columbus, OH 43219 (records relating to its functions as Distributor for all funds).

                   (5) The One Group Services Company, 3435 Stelzer Road, Columbus, OH 43219 (records relating to its functions as Administrator for all funds).

                   (6) State Street Bank and Trust Company, 470 Atlantic Avenue, Fifth Floor, Boston, MA 02205-9087 (records relating to its functions as custodian and transfer agent to all funds).

                   (7)       Ropes & Gray, One Franklin Square, 1301 K Street,
                              N.W., Suite 800 East, Washington, D.C. 20005
                              (Declaration of Trust, Code of Regulations, and Minute Books).

Item 31.           Management Services
                   -------------------

                      N/A

Item 32.           Undertakings
                   ------------

                      The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of

                      1940.

                      The Registrant undertakes to furnish to each person to whom a prospectus for a particular fund is delivered a copy of the Registrant's latest annual report to shareholders relating to that fund upon request and without charge.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 44 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, D.C. on the 5th of June, 1998
                                    The One Group(R)
                                    (Registrant)


                                    By: /s/  Mark S. Redman
                                       ---------------------------
                                          *Mark S. Redman


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                   Title                      Date
---------                                   -----                      ----

/s/ Mark S. Redman                          President                  June 5, 1998
* Mark S. Redman

/s/ Peter C. Marshall                       Trustee                    June 5, 1998
---------------------
*Peter C. Marshall

/s/  Charles I. Post                        Trustee                    June 5, 1998
--------------------
*Charles I. Post

/s/  John S. Randall                        Trustee                    June 5, 1998
--------------------
*John S. Randall

/s/  Frederick W. Ruebeck                   Trustee                    June 5, 1998
-------------------------
*Frederick W. Ruebeck

/s/  Robert A. Oden                         Trustee                    June 5, 1998
-------------------
*Robert A. Oden


/s/ John F. Finn                            Trustee                    June 5, 1998
----------------
*John F. Finn

By:  /s/ Alan G. Priest
     ----------------
        Alan G. Priest
        Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Description
-----------                -----------

(8)(c) International Securities Lending Subcustodian and Services Agreement, dated December 29, 1997 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant.

(9)(l) Services Agreement dated as of June 6, 1997 between Charles Schwab & Co., Inc. and Registrant.

(9)(m) Operating Agreement dated as of June 6, 1997 between Charles Schwab & Co., Inc. and Registrant.

(9)(n) Retirement Services Order Processing Agreement dated as of June 6, 1997 between Charles Schwab & Co., Inc., Charles Schwab Trust Company and Registrant.

(10)                       Opinion and consent of counsel.

(11)(a)                    Consent of Coopers & Lybrand L.L.P.

(11)(b)                    Consent of KPMG Peat Marwick LLP.

(11)(c)                    Consent of Price Waterhouse, LLP.

(11)(d)                    Consent of Ropes & Gray.